                                                                                             As filed with the Securities and Exchange Commission on October 22, 2013

Securities Act File No. 333- Investment Company Act File No. 811-22904

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)
☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
and
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Evanston Alternative Opportunities Fund
Exact Name of Registrant as Specified in Declaration of Trust
____________________________
1560 Sherman Avenue, Suite 960
Evanston, Illinois 60201
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(847) 328-4961
Registrant’s Telephone Number, including Area Code

Scott Zimmerman
1560 Sherman Avenue, Suite 960
Evanston, Illinois 60201
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
____________________________

Copies of Communications to:
Michael S. Caccese Clair E. Pagnano K&L Gates LLP 1 Lincoln Street Boston, Massachusetts 02111

____________________________

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
____________________________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)
☒ when declared effective pursuant to section 8(c)

____________________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $.001 par value	100,000 Shares	$10.00	$1,000,000.00	$136.40
(1) Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION
DATED October 22, 2013

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS
Evanston Alternative Opportunities Fund
Shares of Beneficial Interest
Evanston Alternative Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is a “fund of funds” and emphasizes efficient allocation of investor capital, selecting investment vehicles (collectively, the “Portfolio Funds”) managed by independent investment managers (the “Portfolio Fund Managers”). Evanston Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

	Price to Public (1)	Sales Load (2)	Proceeds to Registrant (3)
Per Share	$[ ]	[ ]	$[ ]
Total	$[ ]	[ ]	$[ ]

(1)	Shares of beneficial interest (the “Shares”) are continuously offered at current net asset value (“NAV”), which will fluctuate.

(2)
[Investments may be subject to a sales charge of up to [ ]%. Such a sales load will be added to the offering price per Share. Any sales load is computed as a percentage of the public offering price. See “Distribution Arrangements.”]

(3)
Total proceeds to the Fund assume that all registered Shares will be sold in a continuous offering and the maximum sales load is incurred as applicable. The proceeds may differ from that shown if other than the maximum sales load is paid on average, the then-current net asset value at which Shares are sold varies from that shown and/or additional Shares are registered.

[______] (the “Distributor”) acts as the distributor of the Shares, on a best efforts basis, subject to various conditions. Shares may be purchased through the Distributor or through advisers, brokers or dealers that have entered into selling agreements with the Distributor. Neither the Distributor nor any other adviser, broker or dealer is obligated to buy from the Fund any of the Shares.

In consideration for investor services and administrative assistance, the Fund pays the Adviser, as servicing agent, a quarterly fee based on the average month-end net assets of the Fund over the course of the applicable quarter in the amount of [__]% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. [The Adviser or its affiliates may pay from their own resources compensation to broker-dealers and other intermediaries in connection with placement of Shares or servicing of investors.] These arrangements may result in receipt by such broker-dealers and other intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding this arrangement may obtain additional detail by contacting his, her or its intermediary directly. Prospective investors also should be aware that this payment could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved and the fees and expenses of the Shares, as described in this prospectus (the “Prospectus”).

(i)

The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to investors, the Fund intends on a quarterly basis to offer to repurchase Shares pursuant to written tenders by investors. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board of Trustees of the Fund, in its sole discretion. However, investors do not have the right to require the Fund to repurchase any or all of their Shares, and Shares are not redeemable.

[_____, 2013]

(ii)

The Shares have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares. Any representation to the contrary is a criminal offense.

The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund invests substantially all of its assets in Portfolio Funds which are investment vehicles that invest globally in various strategies including: long/short equity strategies, event driven strategies, relative value strategies and global asset allocation strategies.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the statement of additional information (the “SAI”), or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult his, her, or its own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for the investor.

An investment in the Fund involves a high degree of risk. It is possible that an investor may lose some or all of his/her investment. Before making an investment decision, an investor and/or his/her advisor should (i) consider the suitability of this investment with respect to its investment objectives and individual situation and (ii) consider factors such as personal net worth, income, age, risk tolerance, and liquidity needs. Short-term investors and investors who cannot bear the loss of some or all of their investment or risks associated with limited liquidity should not invest in the Fund.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the SAI, has been filed with the SEC. The SAI is, and the Fund’s most recent annual and semi-annual reports and other information about the Fund will be, available upon request and without charge by writing to the Fund at [_______], or by calling the Fund at [_______]. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [_] of this Prospectus. The Fund maintains a website [_______] designed primarily to provide investment information to current investors and, on a password-protected basis, certain additional information for brokers and advisers selling the Fund. The SAI, and other information about the Fund, including its annual and semi-annual reports, are not available on the fund’s website, but are available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link. Most Fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

For a discussion of certain risk factors and special considerations with respect to owning Shares, see the sections entitled “Risk Factors” and “The Fund” in this Prospectus.

(iii)

Table of Contents

Prospectus Summary	1
Fees and Expenses	17
Financial Highlights	19
Risk Factors	19
Principal Risk Factors Relating to the Fund’s Structure	19
Principal Risk Factors Relating to Types of Investments and Related Risks	22
Limits of Risk Disclosures	31
The Fund	32
Structure	32
Use of Proceeds	32
Investment Program	33
Investment Objective and Principal Strategies	33
Investment Objective	33
Investment Strategies	33
Investment Process	34
Investment Selection and Monitoring	34
Portfolio Risk Management	35
Portfolio Manager Transparency	35
Ongoing Portfolio Evaluation	36
Direct Investments for Hedging	36
Borrowing and Use of Leverage	36
Tax Code Compliance	37
Management of the Fund	37
General	37
The Investment Adviser	37
Portfolio Managers	38
Administration, Transfer Agent, Custodian and Other Service Provider Fees	38
Advisory Agreement	39
Servicing Fee	39
Organizational Expenses	39
Expense Limitation Agreement	40
Conflicts of Interest	40
Purchases of Shares	40
Purchase Terms	40
Investor Qualifications	41
Distribution Policy	41
Automatic Dividend Reinvestment Plan	41
Repurchases and Transfers of Shares	42
No Right of Redemption	42
Repurchases of Shares	42
Repurchase Procedures	43
Mandatory Repurchase by the Fund	44
Calculation of Net Asset Value	44
Shares	46
General	46
Reserves	46
Voting	46
Taxes	47
Taxation of the Fund	47
Distributions to Shareholders	47
Income from Repurchases and Transfers of Shares	48
Investments in Passive Foreign Investment Companies	48
Certain Withholding Taxes	49
State and Local Taxes	49
Information Reporting and Backup Withholding	49
Other Taxes	49
Distribution Arrangements	50
General Information	51
Table of Contents of the SAI	52
Appendix: Related Performance	A-1

(iv)

PROSPECTUS SUMMARY

The following is only a summary of this Prospectus and does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (“SAI”).

THE FUND
Evanston Alternative Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. Evanston Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

The Offering
The Fund offers and sells shares of beneficial interests (the “Shares”) in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors (primarily higher net worth individual and institutional investors), as defined below. Investors who purchase Shares in the offering, and other persons who acquire Shares and are admitted to the Fund by its Board of Trustees (each individually a “Trustee” and collectively the “Board”), will become shareholders of the Fund (the “Shareholders”).

Investment Objective and Principal Strategies

Investment Objective
The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund seeks to achieve its objective by investing substantially all of its assets in Portfolio Funds — i.e., investment vehicles often referred to as “hedge funds” — managed by Portfolio Fund Managers. Many of the Portfolio Funds in which the Fund invests seek to achieve their investment objectives with minimal correlation with traditional equity or fixed income indices.

For temporary or defensive purposes, the Fund may also invest its assets in cash, cash equivalents, and high-quality debt instruments, and it may also employ derivative strategies for hedging purposes.

Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board. The Fund’s fundamental investment policies are listed in the SAI.

Investment Strategies
The following general descriptions summarize certain investment strategies that may be pursued by Portfolio Funds selected by the Adviser for the Fund. These descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Portfolio Fund Managers.

Long/Short Equity Strategies. Long/short equity strategies seek to profit by taking positions in equities and generally involve fundamental analysis in the investment decision process. Long/short equity strategies may aim to have a net long directional bias (“long-biased”), a net short directional bias (“short-biased”) or be neutral to general movements in the stock market (“market-neutral”). Long/short equity Portfolio Fund Managers tend to be “stock pickers” and typically manage market exposure by shifting allocations between long and short investments depending on market conditions and outlook. In implementing short selling strategies, the Portfolio Fund Manager sells securities which have been borrowed from a broker or other securities lender in anticipation of a decline in price. Long/short equity strategies may comprise investments in one or multiple countries, including emerging markets and one or multiple sectors. In specific sector investing, the Portfolio Fund Manager typically focuses on investing in the securities of companies within a particular industry or industry segment, drawing upon a Portfolio Fund Manager’s particular expertise. In addition, certain Portfolio Fund Managers may concentrate their portfolios in one or a few industry sectors or regions or take activist positions. Activist Portfolio Fund Managers may take sizeable positions in a company and then use their ownership to implement management changes or a restructuring of the company’s balance sheet.

Event Driven Strategies. Event Driven strategies involve investing in opportunities created by significant transaction events, such as spin-offs, mergers and acquisitions, and reorganizations. Event Driven strategies include, but are not limited to, risk arbitrage, distressed situations investing, special situations, and opportunistic investing. In implementing a risk arbitrage strategy, the Portfolio Fund Manager acquires securities of companies which are potentially subject to an acquisition, exchange offer, tender offer, or reorganization, and assesses the probability that the transaction in question will be consummated through an evaluation of, among other things, shareholder behavior, distribution of voting rights, regulatory response, the possibility of litigation, and the behavior of incumbent management. In distressed situations investing, the Portfolio Fund Manager invests in the securities of highly leveraged or financially troubled companies or nations, including those in bankruptcy proceedings, reorganizations, or liquidation, in anticipation of substantial gains if the issuer is restored to financial viability. In special situations, Portfolio Fund Managers seek to capitalize on price anomalies created by special situations such as company spin-offs or rights offerings. In opportunistic investing, the Portfolio Fund Manager seeks to exploit price dislocations in times of market stress.

Relative Value Strategies. Relative value strategies seek to profit by exploiting pricing inefficiencies between related instruments while remaining long-term neutral to directional price movements in any one market. Every relative value strategy consists of an exposure to some second order aspect of the market, such as implied volatility (or premium) in convertible bonds and warrants, the yield spread between similar-term government bonds, the yield or swap spread between government and corporate bonds, trending markets which may trigger option exercises, stop-losses, or capitulation, short-term price dislocations between related securities triggered by unusual volume in one or multiple securities, or the price spread between different classes of stock issued by the same underlying company. The returns from these relative value strategies are derived from those second order risks.

Global Asset Allocation Strategies. Global Asset Allocation strategies seek to exploit opportunities in various global markets. Portfolio Fund Managers employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best opportunity. At any given time, a Portfolio Fund Manager employing a global macro strategy may take positions in currencies, sovereign bonds, global equities and equity indices or commodities. A Portfolio Fund Manager employing a global asset allocation strategy may elect to take outright, directional positions or, depending on the Portfolio Fund Manager’s own expertise and the risk-return profile of the markets in which it is trading, it may implement a strategy where a long position or set of positions is dynamically paired off against a short position or set of positions.

Investment Process	The Adviser is responsible for the allocation of assets to various Portfolio Funds, subject to policies adopted by the Board.

The Adviser seeks to achieve capital appreciation while seeking to limit risk by investing in a varied portfolio of Portfolio Funds, each of which has an investment strategy and process which leads the Adviser to believe that the Portfolio Fund Manager will achieve above average returns in the future. In addition, the Adviser seeks Portfolio Fund Managers with solid business models, personnel and general management skills and whose interests are aligned with the investors in their Portfolio Funds.

The Adviser sources ideas for potential investment ideas primarily from three areas: prime brokers, other hedge fund investors, and Portfolio Fund Managers (collectively, the Adviser’s “network”). In this effort, the Adviser is aided by the team’s deep institutional investment management experience, which has helped to cultivate strong relationships among and across this network. By maintaining continuous relationships with these parties, the Adviser can identify new Portfolio Fund Managers, especially with regard to the few top-tier hedge fund launches that occur every year. The Adviser generally favors Portfolio Fund Managers that have in the past demonstrated a consistent ability to achieve above average returns.

The selection of Portfolio Funds is primarily an exercise to identify and understand an investment thesis and process, combined with the assessment of human intellect and character. Regardless of how superior a Portfolio Fund Manager’s investment thesis, process or performance, the Adviser will only select Portfolio Fund Managers which it believes are of the highest quality.

Direct Investments for Hedging
The Fund may not make direct investments, except to enable it to hedge certain investment risks. The Fund may directly invest in certain types of instruments in order to attempt to limit investment risks, reduce volatility and/or hedge against swings in the value of equity or other securities markets or to hedge investments being received in-kind through a redemption from an underlying Portfolio Fund paid in-kind, as in-kind distributions or under other similar circumstances. The types of instruments the Fund may use include, but are not limited to, the following: exchange-traded funds (“ETFs”), over-the-counter (“OTC”) and exchange-traded derivatives, futures, forward contracts, swaps, swaptions, structured notes, options on future contracts, options on forward contracts, indices and currencies and market access products. See “Investment Program.”

Borrowing and Use of Leverage
The Fund may engage in short-term borrowing from a credit line or other credit facility in order to meet redemption requests, for bridge financing of investments in Portfolio Funds, or for cash management purposes. The Adviser does not use Fund borrowings for investment leverage purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Portfolio Funds are not subject to this requirement. Certain short-term borrowings under the 1940 Act are not subject to the above asset coverage requirement. The Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Fund.

Many Portfolio Fund Managers also use leverage in their investment activities through purchasing securities on margin and through selling securities short. Portfolio Fund Managers also may use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby the Portfolio Fund Manager effectively borrows funds on a secured basis by “selling” portfolio securities to a financial institution for cash and agreeing to “repurchase” such securities at a specified future date for the sales price paid plus interest at a negotiated rate. Certain Portfolio Fund Managers also trade futures, which generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading. See “Risk Factors — Use of Leverage” and “Investment Program — Investment Strategies – Relative Value.”

The Investment Adviser
Evanston Capital Management, LLC, (the “Adviser”), a Delaware limited liability company, is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is the investment adviser to the Fund.

The Adviser is responsible for the day-to-day management of the Fund and for the investing of the Fund’s assets in the various Portfolio Funds, subject to policies adopted by the Board. The Adviser’s investment committee will devote such time to the ongoing operations of the Fund as they deem advisable in order to implement and monitor the Fund’s investment program.

See “Management of the Fund — General.”

FEES AND EXPENSES

Management Fee
In consideration of the management services the Adviser provides to the Fund, the Fund pays the Adviser a quarterly fee (the “Management Fee”) computed at the annual rate of [__]% of the aggregate value of its outstanding Shares determined as of the last calendar day of each month and payable quarterly (before any repurchases of Shares and prior to the Management Fee being calculated). See “Management of the Fund — General.”

Administration, Transfer Agent and Custodian Fees
[_____] provides certain other administrative services to the Fund. Pursuant to an administration agreement, the Fund pays an annual fee, which is not expected to exceed [__]% (annually) of the aggregate value of all outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares), accrued and paid monthly to [_____] (the “Administration Fee”). The Administration Fee is charged to all Shares.

[_____] serves as the Fund’s custodian and maintains custody of the Fund’s assets. Pursuant to a custodian agreement, the Fund pays an annual fee, which is not expected to exceed [__]% (annually) of the aggregate value of all outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares), accrued and paid monthly to [_____]. In addition, [_____] may charge the Fund for transaction related costs and is entitled to reimbursement of certain expenses. Notwithstanding the foregoing, the Fund has agreed to pay [_____] certain minimum fees for combined administration and custody services, which may result in actual fees exceeding the above thresholds at lower Fund asset levels. See “Administration, Transfer Agent and Custodian Fees.”

Servicing Fee
The Adviser also acts as servicing agent to the Fund, whereby it provides or procures certain Shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Adviser may, in turn, retain certain parties to act as sub-administrative servicing agents to assist with investor servicing and administration. The Fund compensates the Adviser for providing or procuring these services and, when the Adviser employs sub-administrative servicing agents, the Adviser compensates such sub- agents out of its own resources.

In consideration for investor services and administrative assistance, the Fund pays the Adviser, as servicing agent, a [quarterly] servicing fee (“Servicing Fee”) based on the [average month-end net assets of the Fund over the course of the applicable quarter]. The Servicing Fee for the Fund equals [__]% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. The Servicing Agent may engage one or more sub-administrative servicing agents (each, a “Sub-Administrative Servicing Agent”) to provide some or all of the services. Compensation to any Sub-Administrative Servicing Agent is paid by the Adviser as servicing agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Administrative Servicing Agents.

Although the Servicing Fee is paid for the provision of ongoing investor services, and administrative services, and is intended primarily for such services, to any extent that such fee could be considered to support the distribution of the Fund, investors would be paying for distribution of Fund interests out of the Fund’s assets. To any extent that the Servicing Fee could be considered to support distribution of the Fund, the Adviser would not have to pay such expenses from its own resources, which is an incentive to maintain such fees and considered a conflict of interest. See “Conflicts of Interest.”

Organizational Expenses	The Fund’s organizational expenses were paid by the Adviser.

Expense Limitation Agreement
The Adviser has contractually agreed to limit the total annualized operating expenses of the Fund (exclusive of any borrowing and investment-related costs, extraordinary costs, and the costs associated with the underlying Portfolio Funds) to [__]% through [___, 2015]. Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party. See “Management of the Fund — Investor Distribution and Servicing Arrangements.” In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of [__]%. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

INVESTING IN THE FUND

Investor Eligibility
Each investor will be required to represent that he, she, or it is acquiring Shares directly or indirectly for the account of an “Eligible Investor,” which includes any “accredited investor” as defined in Regulation D under the 1933 Act. The definition of “accredited investor” includes, but is not limited to, a person who is:

	●	A natural person whose individual net worth, or joint net worth with that person’s spouse, immediately prior to the time of purchase exceeds $1,000,000; or

●
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year; or

●
An individual or entity that has an account managed by an investment advisor registered under the Advisers Act and the advisor is subscribing for Shares in a fiduciary capacity on behalf of the account.

“Net worth” means the excess of total assets at fair market value over total liabilities. For the purposes of determining “net worth”, the principal residence owned by an individual shall be excluded as an asset. Any liabilities associated with such residence should be included in total liabilities only if and to the extent that such liabilities exceed the fair market value of the residence.

Existing Shareholders subscribing for additional Shares other than through a dividend reinvestment will be required to verify their status as Eligible Investors at the time of the additional purchases. The qualifications required to invest in the Fund appear in an application form that must be completed by each prospective investor. See “Purchases of Shares — Investor Qualifications.”

Investor Suitability
An investment in the Fund involves substantial risks. It is possible that an investor may lose some or all of its investment. Before making an investment decision, an investor and/or its advisor should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs. See “Risk Factors.” Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.

The Offering and Purchase of Shares
The Fund offers Shares through the Distributor, and through advisers, brokers and dealers that have entered into selling agreements with the Distributor. See “Distribution Arrangements.” It is expected that Shares will be offered and may be purchased on a monthly basis.

The Shares are sold at the current net asset value per Share as of the date on which the purchase is accepted. [The minimum initial investment in the Fund by any Eligible Investor is $[____], and the minimum additional investment in the Fund is $[____]. The Fund may accept investments for a lesser amount under certain circumstances, as determined by the Adviser. Certain selling brokers or dealers and financial advisors may impose higher minimum investment levels, or other requirements.

A sales load of [_]% is charged on purchases of Shares.

See “Purchases of Shares — Purchase Terms” and “Distribution Arrangements.”

Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Fund believes that unique investment opportunities exist in the market for private securities and in private funds. However, these private investments are often less liquid or illiquid. For this reason, the Fund is organized as a closed-end fund. See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity.”

The Fund will not list the Shares on any securities exchange, and it is not expected that any secondary market will develop for the Shares. Shareholders will not be able to tender for repurchase their Shares on a daily basis because the Fund is a closed-end fund. In addition, Shares are subject to transfer restrictions that permit transfers only to persons who are Eligible Investors or receive Shares by gift or bequest and who hold their Shares through intermediaries that have entered into shareholder servicing agreements with the Fund. Brokers, dealers, advisers, or the Fund may require substantial documentation in connection with a requested transfer of Shares. Shares may not currently be exchanged for shares of any other fund. As described below, however, in order to provide liquidity, the Fund intends on a quarterly basis to conduct repurchase offers for a portion its outstanding Shares. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares. Shares should be viewed as a long-term investment. See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity” and “Principal Risk Factors Relating to Types of Investments and Related Risks — Illiquid Investments.”

Repurchases of Shares by the Fund
Because the Fund is a closed-end fund, Shareholders do not have the right to require the Fund to repurchase any or all of their Shares. At the discretion of the Board of Trustees of the Fund (the “Board”) and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on [DATE], with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately [_]% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund. See “Repurchases and Transfers of Shares.”

The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of an increase or decrease in the percentage of the securities being sought or consideration offered is first published, sent or given to Shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

The Fund has the right to repurchase Shares from a Shareholder if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust, including, but not limited to, a Shareholder’s attempted transfers in violation of the transfer restrictions described above.

If the interval between the date of purchase of Shares and the Valuation Date with respect to the repurchase of such Shares is less than one year then such repurchase will be subject to a [__]% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held the longest first.

If a Shareholder submits Shares for repurchase by the Fund in accordance with the tender offer procedures and the Fund has not repurchased all of those Shares within two years from the Valuation Date of the applicable repurchase offer period, then the Fund will, in accordance with the terms of its Declaration of Trust, be dissolved and liquidated. See “Repurchases and Transfers of Shares — No Right of Redemption” and “— Repurchases of Shares.”

Distribution Policy and Dividend Reinvestment Plans
Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to a Shareholder’s broker or other intermediary (who should be directed to inform the Fund).

Provision of Tax Information to Shareholders; Shareholder Reports
The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist Shareholders in preparing their tax returns. The Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders may also receive additional periodic reports regarding the Fund’s operations.

TAXATION
The Fund expects to qualify, and to continue to qualify, as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (“Code”). For each taxable year that a Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of the distributions to Shareholders. See “Investing in the Fund - Distribution Policy and Dividend Reinvestment Plans.”

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Fund generally will invest its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). See “Taxes.”

ERISA Plans and Other Tax-Exempt Entities
Investors subject to ERISA and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans (collectively, “ERISA Plans”) may purchase Shares. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of an ERISA Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “Taxes.”

Fiscal Year	The fiscal year of the Fund ends on March 31 and the tax year of the Fund ends on October 31.

RISK FACTORS
The Fund’s investment program is speculative and entails substantial risks. No assurance can be given that the Fund’s investment objective will be achieved. The risks to which an investor in the Fund is subject include the following:

Principal Risk Factors Relating to the Fund’s Structure

Risk of Loss. All securities investments risk the loss of capital. No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time.

Reliance on Adviser. The Fund is managed by the Adviser. Consequently, the success of the Fund will depend, in large part, upon the skill and expertise of the Adviser, which manages the business and affairs of the Fund.

Fund of Funds Investment Risk. The Fund’s fund-of-funds investment approach is subject to various investment-related types of risks, including market risk, strategy risk, and manager risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of riskier assets, and contraction of available credit or other financing sources. Strategy risk relates to the failure or deterioration of an entire strategy (such that most or all Portfolio Funds invested in the strategy suffer significant losses). Strategy-specific losses can result from excessive concentration by multiple Portfolio Funds in the same investment, or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Certain Portfolio Fund Managers will employ high risk strategies. Portfolio Fund Manager risk encompasses the possibility of loss due to Portfolio Fund Manager fraud, intentional or inadvertent deviations from a predefined investment strategy

(including excessive concentration, directional investing outside of predefined ranges, excessive leverage, or new capital markets), or simply poor judgment.

Illiquidity and Non-Transferability of Shares. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not currently intend to list Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and it is not expected that a secondary market will develop. Shares therefore are not readily marketable. Because the Fund is a closed-end investment company, Shares in the Fund may not be tendered for repurchase on a daily basis, and they may not be exchanged for shares of any other fund. Although the Fund, at the discretion of the Board, will consider whether to make periodic repurchase offers of its outstanding Shares at net asset value, Shares are significantly less liquid than shares of funds that trade on a stock exchange. There is no guarantee that you will be able to sell all of your Shares that you desire to sell in any particular repurchase offer.

General Economic Conditions. The success of any investment activity is affected by general economic conditions, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets for both equities and interest-sensitive instruments. Unexpected volatility or illiquidity in the markets in which the Fund (directly or indirectly) holds positions could impair the Fund’s ability to carry out its business or cause it to incur losses.

Lack of Liquidity for Funds of Hedge Funds. The Fund invests with Portfolio Fund Managers that, in turn, may invest in securities and derivatives that often do not have a liquid market. For instance, the Fund may allocate a material portion of its assets to Portfolio Fund Managers implementing credit, relative value, and event-driven strategies, each of which typically relies on investments in debt instruments, credit default swaps, large blocks of public or private equities, convertible bonds, or other illiquid debt, equity, or derivative instruments.

This lack of liquidity creates several risks. First, it makes it difficult for the Portfolio Fund Manager and the Adviser to determine if the Portfolio Fund Manager is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the Portfolio Fund Manager were to attempt to liquidate its portfolio at those prices. Second, it increases the risk that withdrawals from such Portfolio Funds by other investors will cause reductions in the net asset value of those Portfolio Funds merely due to selling pressure, rather than a fundamental change in the investments themselves. Third, it increases the risk that a Portfolio Fund will not honor the Fund’s liquidity expectations. Although Portfolio Funds have restrictions in their governing documents that limit the Fund’s ability to withdraw funds typically to calendar quarter or year ends (or less frequently) on significant prior notice, as the recent market turmoil has demonstrated, Portfolio Funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions.

Risks of Direct Trading by the Fund. If the Adviser deems it advisable for the Fund to take a direct position in a security, currency, or futures product, or if the Fund receives a direct position as a payment-in-kind or otherwise from a Portfolio Fund, the Adviser may cause the Fund to trade directly in the markets (rather than investing through a Portfolio Fund). Any such trading would generally be subject to each of the risks described herein, compounded with the risk that the Adviser may not generally have expertise at trading directly in any market, or extensive service provider and counterparty relationships that would typically support such trading.

Changes in Allocations. The Adviser expects from time to time to change the percentage of the Fund’s assets allocated to each Portfolio Fund, as well as to terminate and retain new Portfolio Fund Managers from time to time. These changes will be made in the Adviser’s discretion. The Fund’s success will depend on the Adviser’s ability to identify and allocate the Fund’s assets among new and existing Portfolio Funds.

Fees and Expenses. Shareholders pay certain fees (e.g., the Management Fee and Servicing Fee) and expenses of the Fund and indirectly bear the fees (e.g., management fees to Portfolio Fund Managers) and expenses of the Portfolio Funds in which the Fund invests. Similarly, Shareholders may indirectly pay incentive compensation to Portfolio Fund Managers that charge their investors incentive compensation. The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

Incentive Compensation. Each Portfolio Fund Manager will receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Furthermore, when the Fund replaces an unprofitable Portfolio Fund Manager, the loss carryforward generated by such Portfolio Fund Manager’s trading is eliminated. Thus, the Fund may pay substantial incentive compensation to certain Portfolio Fund Managers even during a period when the Fund is incurring significant losses attributable to the trading by other Portfolio Fund Managers.

Valuations. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations calculated by the Fund’s administrator, in most cases based on information provided by the Portfolio Fund Managers or third party administrators of such Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers or their administrators. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Fund Manager’s compensation. The Fund has established a Valuation Committee of its Board, which oversees the actions of the Adviser with regard to fair valuation of assets. The Adviser’s Valuation Committee is composed of certain members of the Adviser’s Investment Committee as well as other representatives of the Adviser. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Fund’s investments, as the valuation of the Fund’s investments will affect the Adviser’s compensation. Although the Adviser reviews the valuation procedures used by the Portfolio Fund Managers, the Adviser’s Valuation Committee, the Fund’s administrator, the Adviser or the Board can not confirm or review the accuracy of valuations provided by Portfolio Fund Managers or their administrators.

Estimates. The net asset values received by the Adviser or the Fund’s Administrator from Portfolio Funds may be estimates only and, unless materially different from the actual valuations, generally will not be subject to revision. The Adviser relies on these estimates in calculating the Fund’s net asset value for reporting, subscriptions, tender offers, fee and other purposes.

Potential Consequences of Regular Repurchase Offers. The Fund’s repurchase offer policy may have the effect of decreasing the size of the Fund over time absent significant new investments in the Fund. It may also force the Fund to sell assets it would not otherwise sell and/or to maintain an increased amount of cash or liquid investments at times. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for certain of the Fund’s private securities, the Fund may be forced to sell its more liquid securities, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of relatively more illiquid securities to relatively more liquid securities for the remaining investors.

Principal Risk Factors Relating to Types of Investments and Related Risks

Long/Short Equity Strategies Risk. Certain Portfolio Funds selected by the Fund may manage portfolios of both long and short positions in equity securities. The success of such Portfolio Fund Managers depends largely on their ability to identify mispriced stocks. Individual Portfolio Funds may incorrectly size their positions despite position and risk limits. Long/short equity Portfolio Fund Managers rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, long/short equity Portfolio Fund Managers typically maintain some overall level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

Event-Driven Strategies Risk. Portfolio Funds may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of the Portfolio Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result.

Relative Value Strategies Risk. The use of relative value strategies by Portfolio Fund Managers involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm. Many Portfolio Fund Managers pursuing relative value strategies employ limited directional strategies which expose such Portfolio Fund Managers to market risk. Relative value investing requires Portfolio Fund Managers to make predictions about the directional movements of a market and the pricing inefficiencies with respect to certain securities. There is no guarantee that such predictions will be accurate or that a relative value strategy will be successful.

Global Asset Allocation Strategies Risk. A Portfolio Fund’s ability to succeed in exploiting opportunities in various global markets will depend, in part, on the Portfolio Fund Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Portfolio Fund Manager’s evaluations and assumptions may be incorrect in view of actual market conditions. See “Investment in Foreign Portfolio Funds, Portfolio Funds that are Offered in Foreign Jurisdictions and Foreign Securities” and “Emerging Market Investing.”

Use of Portfolio Fund Managers. The Adviser expects that it will not be given access to information regarding the actual investments made by the Portfolio Funds in which the Fund is invested, as such information is often considered proprietary. At any given time, the Adviser may not know the composition of positions held by Portfolio Funds with respect to the degrees of hedged or directional positions, or the extent of concentration risk or exposure to specific markets. In addition, the Adviser may not learn of significant structural events, such as personnel changes, major asset withdrawals or substantial capital growth, until after the fact.

Concentration by Portfolio Fund Managers. The Portfolio Fund Managers are

not required to follow any specific concentration restrictions and may at times (individually or collectively) accumulate substantial positions in one or more securities, thereby exposing the Fund to the possibility of substantial losses.

Availability of Portfolio Funds. A number of the Portfolio Funds in which the Fund may seek to invest may significantly limit investor access to such Portfolio Funds due to investor demand exceeding Portfolio Fund size or capacity or for other reasons. There can be no assurance that the Fund will be permitted to invest, or to invest as much as it desires, in each Portfolio Fund in which it may seek to invest, and any such failure to gain admittance to, or to be permitted to invest as much as it desires in, one or more such Portfolio Funds could adversely affect the investment performance of the Fund.

Limited Operating History. The Fund has no operating history. Certain of the Portfolio Funds in which the Fund invests may have limited or no operating histories. In such cases, the Adviser may evaluate among other things the past investment performance of the Portfolio Fund Managers of such Portfolio Funds. However, past investment performance is not indicative of the future results of an investment in such a Portfolio Fund. The results of other investment funds or accounts managed by the Adviser (or by Portfolio Fund Managers) which have or have had an investment objective similar to or different from that of the Fund (or a Portfolio Fund in the case of Portfolio Fund Managers) are not indicative of the results that the Fund (or a Portfolio Fund) may achieve.

Use of Leverage. The Fund does not intend to use borrowing for the purpose of investment leverage. However, the Fund may utilize borrowing for portfolio management and other purposes. The Fund may be required to pledge assets when borrowing, which, in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its interests. In addition, the terms of any borrowing arrangement may impose certain investment restrictions on the Fund. The Portfolio Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more leverage is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the relatively small intrinsic profits in “hedge” positions or in “arbitrage” positions, some Portfolio Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. Such losses would negatively impact the Fund’s performance. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Portfolio Funds are not subject to this requirement. See “Principal Risk Factors Relating to Types of Investments and Related Risks.”

Replacement of Portfolio Fund Managers or Portfolio Funds. The Fund is not restricted in appointing or replacing Portfolio Fund Managers or Portfolio Funds. Although not anticipated, the Fund’s investment policies might result in substantial Portfolio Fund Manager or Portfolio Fund turnover. Fund investments with a particular Portfolio Fund Manager or Portfolio Fund may be replaced for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of a continued position with such Portfolio Fund Manager or Portfolio Fund. Replacement of Portfolio Fund Managers or Portfolio Funds may involve greater fees, which will be borne directly by the Fund.

Derivatives in General. The Portfolio Fund Managers may use a variety of derivative instruments in implementing their investment strategies on behalf of the Portfolio Funds, such as convertible securities, options, futures, forwards and interest rate, credit default, total return and equity swaps. The use of derivative instruments involves a variety of material risks, including the extremely high degree of leverage sometimes embedded in such instruments. The derivatives markets are frequently characterized by limited liquidity, which can make it difficult as well as costly to close out open positions in order either to realize gains or to limit losses. The pricing relationships between derivatives and the instruments underlying such derivatives may not correlate with historical patterns, resulting in unexpected losses.

Use of derivatives and other techniques such as short sales for hedging purposes involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations. In addition, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

Investment in Foreign Portfolio Funds, Portfolio Funds that are Offered in Foreign Jurisdictions and Foreign Securities. The Fund will invest, directly or indirectly, in investment entities located in or managed from countries other than the U.S. Investments in foreign funds, and investments by Portfolio Fund Managers in foreign securities, may involve greater risk than investments in domestic funds and securities. Non-U.S. investments involve certain special risks, including (i) political or economic instability; (ii) the unpredictability of international trade patterns; (iii) the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; (iv) the imposition or modification of currency controls and fluctuations in currency exchange rates; (v) price volatility; (vi) the imposition of withholding taxes on dividends, interest and gains; and (vii) different bankruptcy laws and practice. As compared to U.S. entities, non-U.S. entities generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Also, it may be more difficult to obtain and enforce legal judgments against non-U.S. entities than against U.S. entities.

Emerging Market Investing. The Fund may invest in Portfolio Funds that invest assets in securities in emerging markets. The value of emerging market investments may be drastically affected by political developments in the country of issuance. In addition, the existing governments in the relevant countries could take actions that could have a negative impact on the Portfolio Fund, including nationalization, expropriation, imposition of confiscatory taxation or regulation or imposition of withholding taxes on interest payments or other gains.

The economies of many of the emerging market countries are still in the early stages of modern development and are subject to abrupt and unexpected change. In many cases, governments retain a high degree of direct control over the economy and may take actions having sudden and widespread effects. Also, many emerging market country economies have a high dependence on a small group of markets or even a single market.

Emerging market countries tend to have periods of high inflation and high interest rates as well as substantial volatility in interest rates. The value of emerging market debt can be expected to be extremely sensitive to changes in interest rates worldwide and, in particular, in the country of the relevant issuer.

Emerging market debt issuers and their obligations are not generally rated by any credit rating agency, and a significant proportion of such issuers and obligations would likely fall in the lowest rating category if they were rated.

In certain cases, the structures used to make trades in emerging market securities may be complex, entail significant counterparty exposure and/or involve legal uncertainty under local law.

Temporary Defensive Positions; Money Market and Other Liquid Investments. The Fund and Portfolio Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser and the Portfolio Fund Managers deem appropriate under the circumstances. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Non-diversified Status. The Fund is a “non-diversified” investment company. This means that a greater percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Adviser will follow a general policy of seeking to invest the Fund’s capital broadly among multiple Portfolio Funds. As a consequence of a potential large investment in a particular Portfolio Fund, losses suffered by such a Portfolio Fund could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of Portfolio Funds. See “Special Tax Risks” for additional Fund diversification requirements.

Delay in Use of Proceeds. Although the Fund currently intends to invest the proceeds of any sales of Shares as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending their investment in Portfolio Funds. Such other investments may be less advantageous, and, as a result, the Fund may not achieve its investment objectives.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Portfolio Funds to come into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in a Portfolio Fund only at certain times specified by the Portfolio Fund’s governing documents. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Taxes.”

There are additional risks of underlying asset classes and strategies. See “Risk Factors – Principal Risk Factors Relating to Types of Investments and Related Risks.”

Prospective investors in the Fund should review carefully the discussion under the captions “Principal Risk Factors Relating to Types of Investments and Related Risks” for other risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the economic risk of the investment.

Fees and Expenses

The following Fee Table and Example summarize the aggregate expenses of each class of Shares of the Fund and are intended to assist investors in understanding the costs and expenses that they will bear directly or indirectly by investing in Shares of the Fund. The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying fund level. Those fees and expenses are described below in “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure — Investments in Other Funds.”

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price per Share) (1)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee	[__]%
Servicing Fee (2)	[__]%
Other Expenses (3)	[__]%
Interest Payments on Borrowed Funds (4)	[__]%
Acquired Fund (Portfolio Fund) Fees and Expenses (5)	[__]%
Total Annual Fund Operating Expenses	[__]%
Fee Waiver and/or Expense Reimbursement (6)	[__]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[__]%
Total Annual Expenses (7)	[__]%

(1)
Any sales load will reduce the amount of an investor’s initial or subsequent investment in the Fund, and impact on a particular investor’s investment returns would not be reflected in the returns of the Fund.

(2)	With respect to Shares, the Fund pays the Adviser a Servicing Fee in the amount of [_]%.

(3)
“Other Expenses” include the Fund’s operating expenses, including professional fees, transfer agency fees, administration fees, custody fees, offering costs and other operating expenses. See “Management of the Fund — Administrative, Accounting, Custody, Transfer Agent, and Registrar Services” and “— Investor Servicing Arrangements.”

(4)
The Fund is not intended to be a leveraged vehicle, although the Fund may borrow money for portfolio cash management purposes. For additional information on the Fund’s borrowing policy, see “Borrowing and Use of Leverage.”

(5)
Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. The “Acquired Fund (Portfolio Fund) Fees and Expenses” disclosed above were calculated in good faith by the Adviser, which may (and which should be expected to) change substantially over time and, therefore, significantly affect “Acquired Fund (Portfolio Fund) Fees and Expenses.” In addition, the Portfolio Funds held by the Fund will also change, further impacting the calculation of the “Acquired Fund (Portfolio Fund) Fees and Expenses.” Generally, fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 3% (annualized) of the average NAV of the Fund’s investment. In addition, certain Portfolio Fund Managers charge an incentive allocation or fee generally ranging from 15% to 35% of a Portfolio Fund’s net profits, although it is possible on occasion that such ranges may be higher for certain Portfolio Fund Managers.

(6)	The Adviser has contractually agreed to limit total annualized expenses (excluding borrowing and investment-related costs and extraordinary costs) of the Fund, and not including “Acquired Fund (Portfolio Fund) Fees and Expenses,” to [__]% (the “Expense Limitation Agreement”). The Expense Limitation Agreement shall remain in effect through [___, 2015], and thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party. In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of [__]%. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

(7)
The “Total Annual Expenses” disclosed above will differ significantly from the Fund’s expense ratio (the ratio of expenses to average net assets) that will be included in the audited financial statements in the Fund’s annual report. The financial statements will depict the Fund’s expenses but will not include “Acquired Fund (Portfolio Fund) Fees and Expenses,” which is required to be included in the above table by the SEC.

For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

EXAMPLE

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

Cumulative Expenses Paid for the Period Of:

	1 Year	3 Years	5 Years	10 Years
Reflecting the effect of Acquired Fund (Portfolio Fund) Fees and Expenses	$ [__]	$ [__]	$ [__]	$ [__]

The Example above is based on the fees and expenses incurred by the Fund, including the sales load, if any, as set out in the table above, and should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Fund.

Financial Highlights

Financial highlights information will become available for the Fund following the end of its first fiscal year. As a new fund, financial highlights information is not yet available.

Risk Factors

Principal Risk Factors Relating to the Fund’s Structure

Risk of Loss. All securities investments risk the loss of capital. The Adviser believes that the Fund’s investment program should mitigate this risk through a careful selection and monitoring of the Fund’s investments, but an investment in the Fund is nevertheless subject to loss, including possible loss of the entire amount invested. No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time.

Reliance on Adviser. The Fund is managed by the Adviser. Consequently, the success of the Fund will depend, in large part, upon the skill and expertise of the Adviser, which manages the business and affairs of the Fund.

Fund of Funds Investment Risk. The Fund’s fund-of-funds investment approach is subject to various investment-related types of risks, including market risk, strategy risk, and manager risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of riskier assets, and contraction of available credit or other financing sources.

Strategy risk relates to the failure or deterioration of an entire strategy (such that most or all Portfolio Funds invested in the strategy suffer significant losses). Strategy-specific losses can result from excessive concentration by multiple Portfolio Funds in the same investment, or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Certain Portfolio Fund Managers will employ high risk strategies.

Portfolio Fund Manager risk encompasses the possibility of loss due to Portfolio Fund Manager fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage, or new capital markets), or simply poor judgment. During the lifetime of the Fund, there could be material changes in one or more Portfolio Fund Managers, including changes in control, initial public offerings, and mergers. The effect of such changes on a Portfolio Fund Manager cannot be predicted but could be material and adverse. Given the limited liquidity of the Portfolio Funds, the Fund may not be able to quickly alter its portfolio allocation in response to any such changes, resulting in substantial losses from Portfolio Fund Manager risk.

Illiquidity and Non-Transferability of Shares. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not currently intend to list Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and it is not expected that a secondary market will develop. Shares therefore are not readily marketable. Because the Fund is a closed-end investment company, Shares in the Fund may not be tendered for repurchase on a daily basis, and they may not be exchanged for shares of any other fund.

Although the Fund, at the discretion of the Board, will consider whether to make periodic repurchase offers of its outstanding Shares at net asset value, Shares are significantly less liquid than shares of funds that trade on a stock exchange. There is no guarantee that you will be able to sell all of your Shares that you desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by Shareholders holding Shares of the Fund, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for pro-ration may cause some investors to tender more Shares for repurchase than they otherwise would wish to have repurchased. In addition, in extreme cases, the Fund may not be able to complete repurchases due to the Fund’s holding of illiquid investments. In that event, you may be able to sell your Shares only if you are able to find an Eligible Investor willing to purchase your Shares. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board. Due to the requirements regarding tenders offers and the frequency with which the Fund expects to offer to repurchase Shares, in the event the Fund makes repurchase offers it is unlikely that the Fund will to be able to extend the expiration date of, or increase the amount of, any repurchase offer, which may result in an investor needing to subscribe to more than one repurchase offer to exit the Fund in the case of oversubscribed repurchase offers.

The Fund’s repurchase offer policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been absent significant new investments in the Fund. It may also force the Fund to sell assets it would not otherwise sell and/or to maintain increased amounts of cash or liquid investments at times. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for private securities held by the Fund, the Fund may be forced to sell its liquid securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of relatively more illiquid securities to relatively more liquid securities for the remaining investors. It is not the intention of the Fund to do this; however, it may occur.

General Economic Conditions. The success of any investment activity is affected by general economic conditions, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets for both equities and interest-sensitive instruments. Unexpected volatility or illiquidity in the markets in which the Fund (directly or indirectly) holds positions could impair the Fund’s ability to carry out its business or cause it to incur losses.

Recent Market Turmoil. Beginning with the crisis in the credit markets in 2007, both credit markets and equity markets experienced unprecedented turmoil during 2007-2009 as credit markets became illiquid and credit tightened and equity markets lost substantial value. Such markets caused many private investment funds, such as the Portfolio Funds, to suffer substantial losses. As such funds experience losses, investors requested withdrawals from such funds, typically causing further losses as assets were sold at fire sale prices. At the same time, such funds implemented withdrawal gates, designated investments, illiquid investment provisions, suspended withdrawals or suspended net asset value calculations. All such actions had and any further market turmoil could have an adverse effect on the Fund’s performance, its ability to withdraw from Portfolio Funds and the Fund’s ability to repurchase a Shareholder’s Shares.

Lack of Liquidity for Funds of Hedge Funds. The Fund invests with Portfolio Fund Managers that, in turn, may invest in securities and derivatives that often do not have a liquid market. For instance, the Fund may allocate a material portion of its assets to Portfolio Fund Managers implementing credit, relative value, and event-driven strategies, each of which typically relies on investments in debt instruments, credit default swaps, large blocks of public or private equities, convertible bonds, or other illiquid debt, equity, or derivative instruments.

This lack of liquidity creates several risks. First, it makes it difficult for the Portfolio Fund Manager and the Adviser to determine if the Portfolio Fund Manager is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the Portfolio Fund Manager were to attempt to liquidate its portfolio at those prices. Second, it increases the risk that withdrawals from such Portfolio Funds by other investors will cause reductions in the net asset value of those Portfolio Funds merely due to selling pressure, rather than a fundamental change in the investments themselves. Third, it increases the risk that a Portfolio Fund will not honor the Fund’s liquidity expectations. Although Portfolio Funds have restrictions in their governing documents that limit the Fund’s ability to withdraw funds typically to calendar quarter or year ends (or less frequently) on significant prior notice, as the recent market turmoil has demonstrated, Portfolio Funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions.

A side effect of this inability to withdraw from a Portfolio Fund is the inability to re-allocate the Fund’s assets as dynamically as the Adviser may otherwise desire. This limitation exists even when a Portfolio Fund has not implemented a constraint on its expected liquidity. Given that, even in the best of times, these Portfolio Funds permit withdrawals only infrequently and on significant advance notice, the Fund’s flexibility to reallocate assets among Portfolio Funds is limited.

The Adviser has no control over the liquidity of Portfolio Funds and depends on the Portfolio Fund Managers to provide appropriate valuations as well as liquidity. In some cases, the Adviser will allocate Fund assets to Portfolio Funds that later impose liquidity constraints making it impossible to terminate them as desired by the Adviser. Restrictions on liquidity imposed by the Portfolio Fund Managers may materially impact the Fund’s ability to repurchase shares. An inability to withdraw from a Portfolio Fund may expose the Fund to losses it could have otherwise avoided if the Fund had been able to withdraw from such Portfolio Fund. It may also cause the Fund to become unbalanced as it is forced to obtain liquidity from those Portfolio Funds which provide such liquidity.

In certain cases, other investors in a Portfolio Fund may have preferential withdrawal rights as compared to the Fund, the exercise of which could materially adversely affect the Fund’s investment(s) in such Portfolio Fund.

Risks of Direct Trading by the Fund. If the Adviser deems it advisable for the Fund to take a direct position in a security, currency, or futures product, or if the Fund receives a direct position as a payment-in-kind or otherwise from a Portfolio Fund, the Adviser may cause the Fund to trade directly in the markets (rather than investing through a Portfolio Fund). Any such trading would generally be subject to each of the risks described herein, compounded with the risk that the Adviser may not generally have expertise at trading directly in any market, or extensive service provider and counterparty relationships that would typically support such trading.

Conflicts of Interest. The Adviser and the Portfolio Fund Managers utilized by the Fund are subject to certain conflicts of interest. See “Conflicts of Interest.”

Increase in Amount of Assets Under Management. It is not known what effect, if any, an increase in the amount of assets under management will have on the trading strategies utilized by the Portfolio Fund Managers with which the Fund invests or their investment results. No assurance can be given that their strategies will continue to be successful. The Adviser will carefully monitor and analyze the extent to which an increase in the amount of assets under management could hinder future performance of Portfolio Fund Managers.

Other Clients of Portfolio Fund Managers. The Portfolio Fund Managers utilized by the Fund have responsibility for investing the funds allocated to them. The Portfolio Fund Managers also manage other accounts (including other accounts in which the Portfolio Fund Managers may have an interest) and may have financial and other incentives to favor such accounts over the Fund. In investing on behalf of other clients, as well as the Fund, Portfolio Fund Managers must allocate their resources, as well as limited market opportunities. Doing so not only could increase the level of competition for the same trades the Portfolio Fund might otherwise make, including the priorities of order entry, but also could make it difficult or impossible to take or liquidate a particular position at a price indicated by a Portfolio Fund Manager’s strategy.

Changes in Allocations. The Adviser expects from time to time to change the percentage of the Fund’s assets allocated to each Portfolio Fund, as well as to terminate and retain new Portfolio Fund Managers from time to time. These changes will be made in the Adviser’s discretion. The Fund’s success will depend on the Adviser’s ability to identify and allocate the Fund’s assets among new and existing Portfolio Funds.

Fees and Expenses. Shareholders pay certain fees (e.g., the Management Fee and Servicing Fee) and expenses of the Fund and indirectly bear the fees (e.g., management fees to Portfolio Fund Managers) and expenses of the Portfolio Funds in which the Fund invests. Similarly, Shareholders may indirectly pay incentive compensation to Portfolio Fund Managers that charge their investors incentive compensation. The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

Incentive Compensation. Each Portfolio Fund Manager will receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Furthermore, when the Fund replaces an unprofitable Portfolio Fund Manager, the loss carryforward generated by such Portfolio Fund Manager’s trading is eliminated. Thus, the Fund may pay substantial incentive compensation to certain Portfolio Fund Managers even during a period when the Fund is incurring significant losses attributable to the trading by other Portfolio Fund Managers.

Valuations. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations calculated by the Fund’s administrator, in most cases based on information provided by the Portfolio Fund Managers or third party administrators of such Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers or their administrators. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Fund Manager’s compensation. The Fund has established a Valuation Committee of its Board, which oversees the actions of the Adviser with regard to fair valuation of assets. The Adviser’s Valuation Committee is composed of certain members of the Adviser’s Investment Committee as well as other representatives of the Adviser. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Fund’s investments, as the valuation of the Fund’s investments will affect the Adviser’s compensation. Although the Adviser reviews the valuation procedures used by the Portfolio Fund Managers, the Adviser’s Valuation Committee, the Fund’s administrator, the Adviser or the Board can not confirm or review the accuracy of valuations provided by Portfolio Fund Managers or their administrators.

Estimates. The net asset values received by the Adviser or the Fund’s Administrator from Portfolio Funds may be estimates only and, unless materially different from the actual valuations, generally will not be subject to revision. The Adviser relies on these estimates in calculating the Fund’s net asset value for reporting, subscription, tender offers, fee and other purposes.

Multiple Portfolio Fund Managers. Each Portfolio Fund Manager will trade independently of the others. There can be no assurance that the losses by certain of the Portfolio Fund Managers may offset any profits achieved by others. Such offsetting could result in significant reduction in the Fund’s assets, as incentive allocations/fees may be allocable to those Portfolio Fund Managers that recognized profits irrespective of the offsetting losses. Various Portfolio Fund Managers will from time to time compete with the others for the same positions. Conversely, opposite positions held by the Portfolio Fund Managers will be economically offsetting. As long as Portfolio Fund Managers hold positions that offset those held by other Portfolio Fund Managers, the Fund as a whole will be unable to recognize any gain or loss on such open positions, while at the same time incurring brokerage commissions in respect of each of the offsetting positions and paying advisory fees.

Limited Information Regarding Portfolio Fund Managers. The Adviser evaluates and monitors each Portfolio Fund Manager based in part on the information it receives from such Portfolio Fund Manager regarding its historical performance and investment strategies. However, the Adviser may not have access to complete information regarding a Portfolio Fund Manager and is generally not in a position to confirm the accuracy of any such information.

Potential Consequences of Regular Repurchase Offers. The Fund’s repurchase offer policy may have the effect of decreasing the size of the Fund over time absent significant new investments in the Fund. It may also force the Fund to sell assets it would not otherwise sell and/or to maintain an increased amount of cash or liquid investments at times. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for certain of the Fund’s private securities, the Fund may be forced to sell its more liquid securities, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of relatively more illiquid securities to relatively more liquid securities for the remaining investors.

Principal Risk Factors Relating to Types of Investments and Related Risks

Long/Short Equity Strategies Risk. Certain Portfolio Funds selected by the Fund may manage portfolios of both long and short positions in equity securities. The success of such Portfolio Fund Managers depends largely on their ability to identify mispriced stocks. Individual Portfolio Funds may incorrectly size their positions despite position and risk limits. Long/short equity Portfolio Fund Managers rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, long/short equity Portfolio Fund Managers typically maintain some overall level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

Event-Driven Strategies Risk. The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of the Portfolio Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Portfolio Fund Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the cost to the Portfolio Fund of the investment in respect of which such distribution was made.

Relative Value Strategies Risk. The use of relative value strategies by Portfolio Fund Managers involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm. Many Portfolio Fund Managers pursuing relative value strategies employ limited directional strategies which expose such Portfolio Fund Managers to market risk. Relative value investing requires Portfolio Fund Managers to make predictions about the directional movements of a market and the pricing inefficiencies with respect to certain securities. There is no guarantee that such predictions will be accurate or that a relative value strategy will be successful.

Global Asset Allocation Strategies Risk. A Portfolio Fund’s ability to succeed in exploiting opportunities in various global markets will depend, in part, on the Portfolio Fund Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Portfolio Fund Manager’s evaluations and assumptions may be incorrect in view of actual market conditions. See “Investment in Foreign Portfolio Funds, Portfolio Funds that are Offered in Foreign Jurisdictions and Foreign Securities” and “Emerging Market Investing.”

Use of Portfolio Fund Managers. The Adviser expects that it will not be given access to information regarding the actual investments made by the Portfolio Funds in which the Fund is invested, as such information is often considered proprietary. At any given time, the Adviser may not know the composition of positions held by Portfolio Funds with respect to the degrees of hedged or directional positions, or the extent of concentration risk or exposure to specific markets. In addition, the Adviser may not learn of significant structural events, such as personnel changes, major asset withdrawals or substantial capital growth, until after the fact.

A number of Portfolio Funds might accumulate substantial positions in the same or related instruments at the same time. Because information regarding the actual investments made by such Portfolio Funds is generally unavailable, the Adviser will be unable to determine whether such accumulations, which could reduce diversification in the Fund’s portfolio as a whole, have taken place. The Portfolio Funds will trade independently of one another and may at times hold economically offsetting positions. In addition, Portfolio Funds that invest in a particular sector may be subjected to differing or increased risks relating to such sector.

The Adviser expects to communicate on a periodic basis with each of its Portfolio Fund Managers in an effort to understand, among other things, the significant exposures in each Portfolio Fund Manager’s portfolio. While this does not necessarily render the risks described above to be insignificant, the Adviser believes that this active engagement with Portfolio Fund Managers will help serve to minimize the risks described above when compared to certain other more passively managed funds-of-funds.

Concentration by Portfolio Fund Managers. The Portfolio Fund Managers are not required to follow any specific concentration restrictions and may at times (individually or collectively) accumulate substantial positions in one or more securities, thereby exposing the Fund to the possibility of substantial losses.

Availability of Portfolio Funds. A number of the Portfolio Funds in which the Fund may seek to invest may significantly limit investor access to such Portfolio Funds due to investor demand exceeding Portfolio Fund size or capacity or for other reasons. There can be no assurance that the Fund will be permitted to invest, or to invest as much as it desires, in each Portfolio Fund in which it may seek to invest, and any such failure to gain admittance to, or to be permitted to invest as much as it desires in, one or more such Portfolio Funds could adversely affect the investment performance of the Fund.

Limited Operating History. The Fund has no operating history. Certain of the Portfolio Funds in which the Fund invests may have limited or no operating histories. In such cases, the Adviser may evaluate among other things the past investment performance of the Portfolio Fund Managers of such Portfolio Funds. However, past investment performance is not indicative of the future results of an investment in such a Portfolio Fund. The results of other investment funds or accounts managed by the Adviser (or by Portfolio Fund Managers) which have or have had an investment objective similar to or different from that of the Fund (or a Portfolio Fund in the case of Portfolio Fund Managers) are not indicative of the results that the Fund (or a Portfolio Fund) may achieve.

Use of Leverage. The Fund does not intend to use borrowing for the purpose of investment leverage. However, the Fund may utilize borrowing for portfolio management and other purposes. The Fund may be required to pledge assets when borrowing, which, in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its interests. In addition, the terms of any borrowing arrangement may impose certain investment restrictions on the Fund. The Portfolio Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more leverage is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the relatively small intrinsic profits in “hedge” positions or in “arbitrage” positions, some Portfolio Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. Such losses would negatively impact the Fund’s performance. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Portfolio Funds are not subject to this requirement. See “Principal Risk Factors Relating to Types of Investments and Related Risks.”

Arbitrage Strategies. The use of arbitrage strategies by Portfolio Fund Managers in no respect should be taken to imply that the use of such strategies is without risk. Substantial losses may be recognized on “arbitrage” positions, and illiquidity and default on one side of a position may effectively result in the position being transformed into an outright speculation. Every arbitrage strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm. Many such managers pursuing arbitrage strategies employ limited directional strategies which expose such managers to market risk.

Equity Securities Investing. The Portfolio Fund Managers’ investments in equity securities may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with resulting fluctuations in the Fund’s profits and losses in such investments.

Further, the hedged approach utilized by certain Portfolio Fund Managers could cause the Fund’s performance to lag behind market indices in the event of sharply rising markets. Utilizing Portfolio Fund Managers that employ hedged strategies entails the risk that, while most managers are skilled in the selection of long investments, some may not fully understand the complexity and risks of short sales. In addition, many hedged equity funds are very small businesses, which makes monitoring their growth and soundness particularly important.

Portfolio Fund Managers that focus upon particular market sectors may select investments that are subject to more rapid changes in value than would be the case with investments that are diversified among industries, companies and types of securities.

Although certain of the Portfolio Fund Managers will hedge their market exposure, such hedging may provide little or no protection against significant losses. Moreover, certain Portfolio Fund Managers may implement purely speculative strategies.

Credit Strategies. Certain of the Portfolio Funds may invest in the credit markets, attempting to take advantage of undervalued securities as well as relative mispricings. The identification of attractive investment opportunities in disrupted credit markets is difficult and involves a significant degree of uncertainty. The credit markets are, in general, highly susceptible to interest-rate movements, government interference, economic news, and investor sentiment. There was significant volatility in the credit markets during the recent credit crisis.

During periods of “credit squeezes” or “flights to quality,” the market for credit instruments other than U.S. Treasury bills can become substantially reduced. This poses a particular risk that leveraged credit instrument positions held by Portfolio Funds that pursue credit related investment strategies may need to be sold at discounts to fair value in order to meet margin calls. At the same time, the dealers may correspondingly reduce the value of outstanding positions, resulting in additional margin calls as loan to value triggers are hit under prime brokerage and swap agreements. During the recent financial market crisis, the market for credit instruments has been so illiquid that a number of private investment funds have had to sell otherwise highly desirable investments in other asset classes in order to meet margin calls on their credit positions.

Bank Loans. The Portfolio Funds may invest in loans and loan participations originated by banks and other financial institutions. These investments may include highly-leveraged loans to borrowers with below investment grade credit ratings. Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public. To the extent that a Portfolio Fund obtains such information and it is material and nonpublic, such Portfolio Fund will be unable to trade in the securities of the borrower until the information is disclosed to the public or otherwise ceases to be material, nonpublic information.

The Portfolio Funds may invest directly or through participations in loans with revolving credit features or other commitments or guarantees to lend funds in the future. A failure by a Portfolio Fund to advance requested funds to a borrower could result in claims against such Portfolio Fund and in possible assertions of offsets against amounts previously loaned.

The Portfolio Funds may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as a lender under the credit agreement, not with the borrower. As a holder of a participation interest, a Portfolio Fund generally will have no right to exercise the rights of the lender under the credit agreement, including the right to enforce compliance by the borrower with the terms of the loan agreement and to approve amendments or waivers of terms, nor will such Portfolio Fund have any rights of set-off against the borrower, and such Portfolio Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, such Portfolio Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Small Cap Investing. Certain Portfolio Fund Managers may focus on micro cap and small cap companies. While these smaller companies may have significant potential for growth, they may also be higher risk investments. Small, start-up companies often lack the capability to diversify, a wide customer base, extensive manufacturing capability or experience and access to capital markets, which factors may severely limit their ability to grow. Hence, the business risk associated with investing in these companies is considerable. Any convertible debentures issued by small companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics, including uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely principal payments. Moreover, since smaller companies often are under-followed by large investment houses, whose research is relied upon by many traditional asset managers, small cap stocks typically are not traded by institutional investors and thus involve a relative lack of liquidity.

Emerging Market Investing. The Fund may invest in Portfolio Funds that invest assets in securities in emerging markets. The value of emerging market investments may be drastically affected by political developments in the country of issuance. In addition, the existing governments in the relevant countries could take actions that could have a negative impact on the Portfolio Fund, including nationalization, expropriation, imposition of confiscatory taxation or regulation or imposition of withholding taxes on interest payments or other gains.

The economies of many of the emerging market countries are still in the early stages of modern development and are subject to abrupt and unexpected change. In many cases, governments retain a high degree of direct control over the economy and may take actions having sudden and widespread effects. Also, many emerging market country economies have a high dependence on a small group of markets or even a single market.

Emerging market countries tend to have periods of high inflation and high interest rates as well as substantial volatility in interest rates. The value of emerging market debt can be expected to be extremely sensitive to changes in interest rates worldwide and, in particular, in the country of the relevant issuer.

Emerging market debt issuers and their obligations are not generally rated by any credit rating agency, and a significant proportion of such issuers and obligations would likely fall in the lowest rating category if they were rated.

In certain cases, the structures used to make trades in emerging market securities may be complex, entail significant counterparty exposure and/or involve legal uncertainty under local law.

Corporate Debt Obligations. The Fund may invest into Portfolio Funds that invest in corporate debt obligations, including commercial paper. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (i.e., credit risk). The Portfolio Fund Managers may actively expose the Portfolio Funds to credit risk. However, there can be no guarantee that the Portfolio Fund Managers will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Portfolio Funds and consequently, the Fund.

Short Sales of Securities. Portfolio Fund Managers utilized by the Fund may engage in selling securities short. Selling securities short involves selling securities that a Portfolio Fund does not own. In order to make delivery to the purchaser of such securities, the Portfolio Fund may borrow securities from a third party lender. The Portfolio Fund subsequently must return the borrowed securities to the lender by delivering to the lender securities the Portfolio Fund purchases in the open market. The Portfolio Fund must generally pledge cash or other securities with the lender equal to or greater than the market price of the borrowed securities. This deposit will be increased or decreased in accordance with changes in the market price of the borrowed securities. Accordingly, a Portfolio Fund could, in theory, be exposed to an unlimited loss in the event of an unlimited increase in the market price of a borrowed security. Purchasing securities to close out the short position can itself cause the price of the securities to rise, thereby limiting profits or exacerbating losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. The risk also exists that the securities necessary to cover a short position will not be available for purchase.

During the recent severe market disruptions, the SEC and other securities regulators in a number of countries imposed bans on the short-selling of financial sector securities. These limitations typically were imposed on an “emergency” basis, making it impossible for numerous market participants to initiate new net short strategies in those securities. Short selling constitutes an integral component of a number of the Portfolio Fund Managers’ strategies, and a variety of the Portfolio Funds that engage in short selling may suffer material losses over a very short period of time as a direct consequence of these regulatory actions. Any continued or additional regulatory limitations could materially adversely affect the Portfolio Fund Managers’ ability to implement their strategies.

Structured Investments. The Fund may invest with Portfolio Fund Managers through structured notes linked to the performance of a pooled entity managed by a Portfolio Fund Manager or through a swap or other contract paying a return equal to the total return of the pooled entity managed by a Portfolio Fund Manager. These types of structured investments involve many of the same risks as direct investments in the Portfolio Fund Managers’ pooled entities. Moreover, structured investments expose the Fund to the risks associated with derivatives markets, including the risk of counterparty default and liquidity risks.

Replacement of Portfolio Fund Managers or Portfolio Funds. The Fund is not restricted in appointing or replacing Portfolio Fund Managers or Portfolio Funds. Although not anticipated, the Fund’s investment policies might result in substantial Portfolio Fund Manager or Portfolio Fund turnover. Fund investments with a particular Portfolio Fund Manager or Portfolio Fund may be replaced for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of a continued position with such Portfolio Fund Manager or Portfolio Fund. Replacement of Portfolio Fund Managers or Portfolio Funds may involve greater fees, which will be borne directly by the Fund.

Derivatives in General. The Portfolio Fund Managers may use a variety of derivative instruments in implementing their investment strategies on behalf of the Portfolio Funds, such as convertible securities, options, futures, forwards and interest rate, credit default, total return and equity swaps. The use of derivative instruments involves a variety of material risks, including the extremely high degree of leverage sometimes embedded in such instruments. The derivatives markets are frequently characterized by limited liquidity, which can make it difficult as well as costly to close out open positions in order either to realize gains or to limit losses. The pricing relationships between derivatives and the instruments underlying such derivatives may not correlate with historical patterns, resulting in unexpected losses.

Use of derivatives and other techniques such as short sales for hedging purposes involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations. In addition, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

Swaps and Other Derivatives. The Portfolio Funds may enter into swaps, forward contracts, and similar derivative transactions involving or relating to interest rates, credit risks, non-U.S. currencies, commodities, securities, investment fund interests, indices, prices or other items. A swap transaction is an individually negotiated, non-standardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, commodity prices, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. Most swap contracts and similar derivative contracts are not currently traded on exchanges;

rather, banks and dealers act as principals in these markets. As a result, the Portfolio Funds are subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Portfolio Funds trade. Speculative position limits are not currently applicable to swap transactions, although the counterparties with which the Portfolio Funds deal may limit the size or duration of positions available to the Portfolio Funds as a consequence of credit considerations. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”) includes provisions that comprehensively regulate the OTC derivatives markets for the first time. While the Dodd Frank Act is intended in part to reduce certain of the risks described above, its success in this respect may not be evident for some time after the Dodd Frank Act is fully implemented. Although many regulatory initiatives mandated by the Dodd Frank Act have been implemented, the process may take several years.

OTC Transactions. The Dodd Frank Act includes provisions that comprehensively regulate the OTC derivatives markets for the first time.

The Dodd Frank Act requires and related regulatory developments have imposed several new requirements on OTC swaps markets participants, including new registration and business conduct requirements on dealers that enter into swaps with certain clients, and the imposition of central clearing on certain swaps, swap options, and certain foreign exchange instruments including non-deliverable foreign exchange forwards. As of the date of this Prospectus, central clearing is only required for certain instruments, although central clearing for additional instruments is expected to be implemented by the Commodity Futures Trading Commission (the “CFTC”) until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s or a Portfolio Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund or a Portfolio Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Such developments may also make it more difficult and costly for investment funds, including the Fund and the Portfolio Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Portfolio Funds might otherwise engage impossible or so costly that they will no longer be economical to implement.

Swaps that must be submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. Although the Dodd Frank Act includes limited exemptions from the clearing and margin requirements for so-called “end-users,” Portfolio Funds may not rely on such exemptions. Counterparties to cleared swaps will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as they currently are allowed to do. This is expected to further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks.

Although the Dodd Frank Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Portfolio Funds may remain principal-to-principal or OTC contracts between the Portfolio Funds and third parties entered into privately. The risk of counterparty nonperformance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these heretofore substantially unregulated markets. While the Dodd Frank Act is intended in part to reduce these risks, its success in this respect may not be evident for some time after the Dodd Frank Act is fully implemented, a process that may take several years. To the extent not mitigated by implementation of the Dodd Frank Act, if at all, the risks posed by such instruments and techniques, which can be extremely complex and may involve leveraging of the Portfolio Funds’ assets, include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could preempt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) system risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Options. Trading options is highly speculative and may entail risks that are greater than investing in other securities. Prices of options are generally more volatile than prices of other securities. In trading options, the Portfolio Funds speculate on market fluctuations of securities and securities exchange indices while investing only a small percentage of the value of the securities underlying such option. A change in the market price of the underlying securities or underlying market index will cause a much greater change in the price of the option contract. In addition, to the extent that a Portfolio Fund purchases options that it does not sell or exercise, the Portfolio Fund will suffer the loss of the premium paid in such purchase. To the extent a Portfolio Fund sells options and must deliver the underlying securities at the option price, the Portfolio Fund has a theoretically unlimited risk of loss if the price of such underlying securities increases. If the Portfolio Fund must buy those underlying securities, the Portfolio Fund risks the loss of the difference between the market price of the underlying securities and the option price. Any gain or loss derived from the sale or exercise of an option will be reduced or increased, respectively, by the amount of the premium paid. The expenses of option investing include commissions payable on the purchase and on the exercise or sale of an option.

A Portfolio Fund Manager may cause a Portfolio Fund to buy or sell OTC options—options on securities that are not traded on a securities exchange and are not issued or cleared by an internationally recognized clearing corporation. The risk of nonperformance by the obligor on such an option may be greater, and the ease with which the Portfolio Fund Manager can dispose of such an option may be less, than in the case of an exchange traded option issued by an internationally recognized clearing corporation.

Hedging. Hedging techniques involve one or more of the following risks: (i) imperfect correlation between the performance and value of the instrument and the value of the Portfolio Fund securities or other objective of the Portfolio Fund Manager; (ii) possible lack of a secondary market for closing out a position in such instrument; (iii) losses resulting from interest rate, spread or other market movements not anticipated by the Portfolio Fund Manager; (iv) the possible obligation to meet additional margin or other payment requirements, all of which could worsen the Portfolio Fund’s position; and (v) default or refusal to perform on the part of the counterparty with which the Portfolio Fund trades. Furthermore, to the extent that any hedging strategy involves the use of OTC derivatives transactions, such a strategy would be affected by implementation of the various regulations adopted pursuant to the Dodd Frank Act.

The Portfolio Fund Managers will not, in general, attempt to hedge all market or other risks inherent in the Portfolio Funds’ positions, and hedge certain risks, if at all, only partially. Specifically, the Portfolio Fund Managers may choose not, or may determine that it is economically unattractive, to hedge certain risks — either in respect of particular positions or in respect of the Portfolio Funds’ overall portfolios. The Portfolio Funds’ portfolio composition will commonly result in various directional market risks remaining unhedged. The Portfolio Fund Manager may rely on diversification to control such risks to the extent that the Portfolio Fund Manager believes it is desirable to do so; however, the Portfolio Funds may not be subject to formal diversification policies.

The ability of the Portfolio Funds to hedge successfully will depend on the ability of the Portfolio Fund Managers to predict pertinent market movements, which cannot be assured. The Portfolio Fund Managers are not required to hedge and there can be no assurance that hedging transactions will be available or, even if undertaken, will be effective. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Moreover, it should be noted that the portfolio will always be exposed to certain risks that cannot be hedged, such as counterparty credit risk. Furthermore, by hedging a particular position, any potential gain from an increase in the value of such position may be limited.

The Fund may utilize one or more Portfolio Fund Managers that attempt to provide downside protection to the Fund in the event of significant equity or other market declines. Additionally, the Fund may make direct investments in a similar attempt to provide downside protection to the Fund. While the Fund may make these investments to seek to reduce risk, such transactions may not be fully effective in mitigating risk in all market environments or against all types of risk (including unidentified and unanticipated risk), thereby resulting in losses to the Fund. In addition, such hedging investments may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging investments. Moreover, the Adviser may determine not to hedge against, or may not anticipate, certain risks, and the Fund’s portfolio will always be exposed to certain risks that cannot be hedged or can only be hedged partially or imperfectly.

Currency Exchange Exposure and Currency Hedging. Because the Portfolio Funds may invest in non-U.S. securities that are denominated or quoted in non-U.S. currencies, whereas the functional currency of the Portfolio Funds may be denominated in U.S. dollars, performance may be significantly affected, either positively or negatively, by fluctuations in the relative currency exchange rates and by exchange control regulations. To the extent the Portfolio Funds seek to hedge their currency exposure, it may not always be practicable to do so. Moreover, hedging may not alleviate all currency risks. Furthermore, the Portfolio Funds may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell currency to the Portfolio Funds at one rate, while offering a lesser rate of exchange should the Portfolio Funds desire immediately to resell that currency to the dealer. The Portfolio Funds may conduct their currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market, or through entering into a number of different types of hedging transactions including, without limitation, forward, futures or commodity options contracts to purchase or sell currencies, and entering into foreign currency borrowings.

To the extent the Portfolio Funds enter into currency forward contracts (agreements to exchange one currency for another at a future date), these contracts involve a risk of loss if some Portfolio Funds fail to predict accurately the direction of currency exchange rates. In addition, forward contracts are not guaranteed by an exchange or clearinghouse. Therefore, a default by the forward contract counterparty may result in a loss to such Portfolio Fund and, consequently, the Fund for the value of unrealized profits on the contract or for the difference between the value of its commitments, if any, for purchase or sale at the current currency exchange rate and the value of those commitments at the forward contract exchange rate. Furthermore, while the markets for currency forward contracts are not currently regulated, certain similar currency-related derivative transactions, including non-deliverable forwards and currency swaps are subject to regulation under the Dodd Frank Act, a development which may entail increased costs and result in burdensome reporting requirements, especially if these transactions are subjected to mandatory clearing.

There can be no guarantee that instruments suitable for hedging currency shifts will be available at the time a Portfolio Fund Manager wishes to use them or will be able to be liquidated when a Portfolio Fund Manager wishes to do so. In addition, the Portfolio Fund Managers may choose not to enter into hedging transactions with respect to some or all of its positions that are exposed to currency exchange risk.

Credit Default Swaps. The Portfolio Fund Managers may enter into credit derivative contracts. The typical credit default swap contract requires the seller to pay to the buyer, in the event that a particular reference entity experiences specified credit events, the difference between the notional amount of the contract and the value of a portfolio of securities issued by the reference entity that the buyer delivers to the seller. In return, the buyer agrees to make periodic and/or upfront payments equal to a fixed percentage of the notional amount of the contract. The Portfolio Fund Managers may also purchase or sell credit default swaps on a basket of reference entities or an index. In circumstances in which the Portfolio Fund Managers do not own the debt securities that are deliverable under a credit default swap, the Portfolio Fund Managers will be exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.” In certain instances of issuer defaults or restructurings, it has been unclear under the standard industry documentation for credit default swaps whether or not a “credit event” triggering the seller’s payment obligation had occurred. In either of these cases, the Portfolio Fund Managers would not be able to realize the full value of the credit default swap upon a default by the reference entity. As a seller of credit default swaps, the Portfolio Fund Managers may incur leveraged exposure to the credit of the reference entity and would be subject to many of the same risks they would incur if they were holding debt securities issued by the reference entity. However, the Portfolio Fund Managers may not have any legal recourse against the reference entity and will not benefit from any collateral securing the reference entity’s debt obligations. In addition, the credit default swap buyer will have broad discretion to select which of the reference entity’s debt obligations to deliver to the Portfolio Fund Managers following a credit event and will likely choose the obligations with the lowest market value in order to maximize the payment obligations of the Portfolio Fund Managers. If there is a sharp increase in volume of credit derivatives trading in the market, settlement of such contracts may be delayed beyond the time frame originally anticipated by counterparties. Such delays may adversely impact the Portfolio Fund Managers’ ability to otherwise productively deploy any capital that is committed with respect to such contracts.

Futures Contracts. Certain Portfolio Fund Managers may trade commodity and other futures and options contracts. Futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. Futures exchanges limit fluctuations in futures contract prices during a single day. During a single trading day no trades may be executed at prices beyond the “daily limit.” Once the price of a futures contract for a particular underlying has increased or decreased by an amount equal to the daily limit, positions in the future can be neither taken nor liquidated unless managers are willing to effect trades at or within the limit.

Additionally, to the extent that a Portfolio Fund Manager trades for multiple accounts (including accounts proprietary to the Portfolio Fund Manager) or funds, the futures positions of all such accounts or funds will generally be required to be aggregated for purposes of determining compliance with position limits, position reporting and position “accountability” rules imposed by the CFTC or the various futures exchanges. Any such aggregation requirement could materially limit the futures positions the Portfolio Fund Manager may take for a Portfolio Fund.

Investment in Foreign Portfolio Funds, Portfolio Funds that are Offered in Foreign Jurisdictions and Foreign Securities. The Fund will invest, directly or indirectly, in investment entities located in or managed from countries other than the U.S. Investments in foreign funds, and investments by Portfolio Fund Managers in foreign securities, may involve greater risk than investments in domestic funds and securities. Non-U.S. investments involve certain special risks, including (i) political or economic instability; (ii) the unpredictability of international trade patterns; (iii) the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; (iv) the imposition or modification of currency controls and fluctuations in currency exchange rates; (v) price volatility; (vi) the imposition of withholding taxes on dividends, interest and gains; and (vii) different bankruptcy laws and practice. As compared to U.S. entities, non-U.S. entities generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Also, it may be more difficult to obtain and enforce legal judgments against non-U.S. entities than against U.S. entities.

In addition, a Portfolio Fund’s securities may be denominated, and its net asset value will then be calculated, in a different currency than U.S. dollars. However, the Shares of the Fund will be denominated in U.S. dollars. Hence, with respect to Portfolio Funds denominated in a currency other than the U.S. dollar, the Fund will be subject to the risk that the value of the U.S. dollar will decline versus the currency of such Portfolio Fund. The Fund will likely not offset that risk by entering into a currency hedge, but may do so in the Adviser’s discretion. If a currency hedge is implemented, there can be no assurance that the currency hedge will be successful at accomplishing this purpose or will not itself generate significant losses.

Exchange Traded Funds. The Portfolio Funds and the Fund may purchase and sell shares of ETFs, which are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio Fund or the Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their costs. As a shareholder of an ETF directly, the Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, a Portfolio Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Fund indirectly would bear by investing in the Portfolio Fund. These expenses would be in addition to the fees and other expenses that the Fund or Portfolio Fund bears directly in connection with its own operations.

Purchasing Securities in Initial Public Offerings. Portfolio Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Non-diversified Status. The Fund is a “non-diversified” investment company. This means that a greater percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Adviser will follow a general policy of seeking to invest the Fund’s capital broadly among multiple Portfolio Funds. As a consequence of a potential large investment in a particular Portfolio Fund, losses suffered by such a Portfolio Fund could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of Portfolio Funds. See “Special Tax Risks” for additional Fund diversification requirements.

Delay in Use of Proceeds. Although the Fund currently intends to invest the proceeds of any sales of Shares as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending their investment in Portfolio Funds. Such other investments may be less advantageous, and, as a result, the Fund may not achieve its investment objectives.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Portfolio Funds to come into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in a Portfolio Fund only at certain times specified by the Portfolio Fund’s governing documents. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Taxes.”

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains, if any, to Shareholders. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Taxes” below for more information. If the Fund distributes in a calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the twelve-month period ending October 31 of such year, plus any such amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. In addition, the Fund invests in Portfolio Funds located outside the U.S. Such Portfolio Funds may be subject to withholding tax on their investments in other jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Portfolio Funds and thus on the Shareholders’ investment in the Fund. See “Taxes.”

Temporary Defensive Positions; Money Market and Other Liquid Investments. The Fund and Portfolio Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser and the Portfolio Fund Managers deem appropriate under the circumstances. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Limits of Risk Disclosures

The above discussion covers key risks associated with the Fund and the Shares, but is not, nor is it intended to be, a complete enumeration or explanation of all risks possibly involved in an investment in the Fund. Prospective investors should read this entire Prospectus and the Declaration of Trust and consult with their own advisors before deciding whether to invest in the Fund. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the economic risk of the investment.

In addition, as the Fund’s investment program develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

The Fund

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a statutory trust under the laws of Delaware on October 16, 2013.

The Fund’s principal office is located at the Adviser’s offices at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201. The Adviser’s telephone number is (847) 328-4961. Investment advisory services are provided to the Fund by the Adviser, Evanston Capital Management, LLC, a limited liability company organized under Delaware law, pursuant to an investment advisory agreement approved by the Fund’s Board of Trustees (the “Advisory Agreement”). Responsibility for monitoring and overseeing the Fund’s management, operation and investment program is vested in the individuals who serve on the Board. See “Board of Trustees” in the SAI. The Board has delegated to the Adviser its rights and powers to the extent necessary for the Fund’s Board to carry out its oversight obligations as may be required by the 1940 Act, state law, or other applicable laws or regulations.

Structure

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled investment pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations. Registered closed-end investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

The Fund is similar to a private investment fund in that it is actively managed and Shares are sold to Eligible Investors (primarily high net worth individual and institutional investors, as defined below, subject to applicable requirements). In addition, the Portfolio Fund Managers of the Portfolio Funds typically are entitled to receive incentive-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Shares. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

Use of Proceeds

The Adviser anticipates that the proceeds to the Fund will be fully invested in accordance with the Fund’s investment objectives and policies as soon as practicable after receipt but, in no event, under normal market conditions, later than three months following receipt. There are a number of factors that might cause a delay in the investment of Fund proceeds, including but not limited to, a lack of or a limited number of attractive investment opportunities and delays of the closing dates of Portfolio Funds to which the Fund has subscribed or plans to subscribe. Significant delays that hinder the ability of the Adviser to invest the Fund’s assets could have an adverse effect on the Fund’s performance.

Investment Program

Investment Objective and Principal Strategies

Investment Objective

The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund seeks to achieve its objective by investing substantially all of its assets in Portfolio Funds — i.e., investment vehicles often referred to as “hedge funds” — managed by Portfolio Fund Managers. Many of the Portfolio Funds in which the Fund invests seek to achieve their investment objectives with minimal correlation with traditional equity or fixed income indices.

For temporary or defensive purposes, the Fund may also invest its assets in cash, cash equivalents, and high-quality debt instruments, and it may also employ derivative strategies for hedging purposes.

Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed at the discretion of the Board. The Fund’s fundamental investment policies are listed in the SAI.

Investment Strategies

The following general descriptions summarize certain investment strategies that may be pursued by Portfolio Funds selected by the Adviser for the Fund. These descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Portfolio Fund Managers.

Long/Short Equity Strategies. Long/short equity strategies seek to profit by taking positions in equities and generally involve fundamental analysis in the investment decision process. Long/short equity strategies may aim to have a net long directional bias (“long-biased”), a net short directional bias (“short-biased”) or be neutral to general movements in the stock market (“market-neutral”). Long/short equity Portfolio Fund Managers tend to be “stock pickers” and typically manage market exposure by shifting allocations between long and short investments depending on market conditions and outlook. In implementing short selling strategies, the Portfolio Fund Manager sells securities which have been borrowed from a broker or other securities lender in anticipation of a decline in price. Long/short equity strategies may comprise investments in one or multiple countries, including emerging markets and one or multiple sectors. In specific sector investing, the Portfolio Fund Manager typically focuses on investing in the securities of companies within a particular industry or industry segment, drawing upon a Portfolio Fund Manager’s particular expertise. In addition, certain Portfolio Fund Managers may concentrate their portfolios in one or a few industry sectors or regions or take activist positions. Activist Portfolio Fund Managers may take sizeable positions in a company and then use their ownership to implement management changes or a restructuring of the company’s balance sheet.

Event Driven Strategies. Event Driven strategies involve investing in opportunities created by significant transaction events, such as spin-offs, mergers and acquisitions, and reorganizations. Event Driven strategies include, but are not limited to, risk arbitrage, distressed situations investing, special situations, and opportunistic investing. In implementing a Risk Arbitrage strategy, the Portfolio Fund Manager acquires securities of companies which are potentially subject to an acquisition, exchange offer, tender offer, or reorganization, and assesses the probability that the transaction in question will be consummated through an evaluation of, among other things, shareholder behavior, distribution of voting rights, regulatory response, the possibility of litigation, and the behavior of incumbent management. In distressed situations investing, the Portfolio Fund Manager invests in the securities of highly leveraged or financially troubled companies or nations, including those in bankruptcy proceedings, reorganizations, or liquidation, in anticipation of substantial gains if the issuer is restored to financial viability. In special situations, Portfolio Fund Managers seek to capitalize on price anomalies created by special situations such as company spin-offs or rights offerings. In opportunistic investing, the Portfolio Fund Manager seeks to exploit price dislocations in times of market stress.

Relative Value Strategies. Relative value strategies seek to profit by exploiting pricing inefficiencies between related instruments while remaining long-term neutral to directional price movements in any one market. Every relative value strategy consists of an exposure to some second order aspect of the market, such as implied volatility (or premium) in convertible bonds and warrants, the yield spread between similar-term government bonds, the yield or swap spread between government and corporate bonds, trending markets which may trigger option exercises, stop-losses, or capitulation, short-

term price dislocations between related securities triggered by unusual volume in one or multiple securities, or the price spread between different classes of stock issued by the same underlying company. The returns from these relative value strategies are derived from those second order risks.

Global Asset Allocation Strategies. Global Asset Allocation strategies seek to exploit opportunities in various global markets. Portfolio Fund Managers employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best opportunity. At any given time, a Portfolio Fund Manager employing a global macro strategy may take positions in currencies, sovereign bonds, global equities and equity indices or commodities. A Portfolio Fund Manager employing a global asset allocation strategy may elect to take outright, directional positions or, depending on the Portfolio Fund Manager’s own expertise and the risk-return profile of the markets in which it is trading, it may implement a strategy where a long position or set of positions is dynamically paired off against a short position or set of positions.

Investment Process

The Adviser is responsible for the allocation of assets to various Portfolio Funds, subject to policies adopted by the Board. The Adviser has an Investment Committee which is charged with overseeing the investments in, and redemptions from, Portfolio Funds. However, Mr. Adam Blitz, Mr. Don Fehrs and Ms. Kristen VanGelder are primarily responsible for determining the amount of the Fund’s assets to be invested in, or redeemed from, a Portfolio Fund.

The Adviser seeks to achieve capital appreciation while seeking to limit risk by investing in a varied portfolio of Portfolio Funds, each of which has an investment strategy and process which leads the Adviser to believe that the Portfolio Fund Managers will achieve above average returns in the future. In addition, the Adviser seeks Portfolio Fund Managers with solid business models, personnel and general management skills and whose interests are aligned with the investors in their Portfolio Funds.

The Adviser sources ideas for potential investment ideas primarily from three areas: prime brokers, other hedge fund investors, and Portfolio Fund Managers (collectively, the Adviser’s “network”). In this effort, the Adviser is aided by the team’s deep institutional investment management experience, which has helped to cultivate strong relationships among and across this network. By maintaining continuous relationships with these parties, the Adviser can identify new Portfolio Fund Managers, especially with regard to the few top-tier hedge fund launches that occur every year. The Adviser generally favors Portfolio Fund Managers that have in the past demonstrated a consistent ability to achieve above average returns. However, the Adviser may include newly formed, or emerging, Portfolio Fund Managers in the Fund’s portfolio.

The selection of Portfolio Funds is primarily an exercise to identify and understand an investment thesis and process, combined with the assessment of human intellect and character. Regardless of how superior a Portfolio Fund Manager’s investment thesis, process or performance, the Adviser will only select Portfolio Fund Managers which it believes are of the highest quality.

Investment Selection and Monitoring

Step 1 – Initial Portfolio Fund Manager Evaluation. The Adviser meets with numerous prospective Portfolio Fund Managers each year. Each Portfolio Fund Manager is initially evaluated utilizing the Adviser’s proprietary 360° scoring system. Portfolio Fund Managers that do not meet predetermined hurdles are eliminated from further consideration. The Adviser utilizes interviews, formal presentations, one-on-one meetings and other research to complete its 360O review. The Adviser’s scoring system analyzes the following five factors for each Portfolio Fund Manager:

(1)	Investment Thesis
(2)	Investment Process
(3)	Portfolio Risk Management
(4)	Structure and Terms of Investment Offering
(5)	Diversification and Correlation Characteristics

Step 1A – In-Depth Investment Review. For the Portfolio Fund Managers that surpass the Step 1 hurdles required for further consideration, the Adviser generally meets with these Portfolio Fund Managers and conducts a more intensive review to reevaluate and analyze each 360° factor in a more in-depth manner. This step is designed to substantiate the Portfolio Fund Manager’s investment thesis and processes and either refute or verify the Adviser’s initial 360° score.

Step 2 – Business Partner Evaluation (i.e., Operational Due Diligence). The Business Partner Evaluation is an essential element in the Adviser’s assessment of Portfolio Fund Managers, and prior to any investment in a Portfolio Fund, and following a successful Step 1A review, the Adviser’s business due diligence team conducts a Step 2 review. The Step 2 review is designed to evaluate the Portfolio Fund Manager’s overall business and operational resources and to meet with functional business and operational leaders to assess their ability to organize and manage a thoughtful business enterprise. Items addressed during a Step 2 review typically include staffing and organization structure, trade operations, accounting and valuation, counterparty management, legal, compliance, and disaster recovery.

The Adviser, or its outside legal counsel, will review the Portfolio Fund’s offering documents and the Adviser will engage an independent third-party background check firm to conduct a background check on relevant key personnel associated with the Portfolio Fund Manager.

Step 3 – Portfolio Construction. Once the Adviser has identified Portfolio Funds for potential inclusion within the portfolio, the Fund’s portfolio construction process combines science and art in an effort to attain an optimal risk-reward tradeoff. The Adviser seeks to build a portfolio of Portfolio Funds in such a way that the long-term risk-adjusted returns for the portfolio is better than the long-term risk-adjusted returns for the individual Portfolio Funds themselves. By seeking complementary strategies, styles and personalities, and by balancing one Portfolio Fund’s relative strengths against another’s relative weaknesses, the Adviser seeks to create, in its view, the best portfolio possible given the Portfolio Funds it has identified. In addition, the Adviser seeks to be prepared to rebalance the portfolio when changes become necessary. By keeping a stable of potential future Portfolio Fund Managers that have cleared Step 1 and Step 1A above and by understanding how each of those potential Portfolio Fund Managers would complement the existing Portfolio Fund Managers in the portfolio, the Adviser believes it can adjust the Fund’s portfolio while retaining the optimal risk-return tradeoff.

Portfolio Risk Management

Once a potential portfolio has been identified, the Adviser conducts risk management analysis at the portfolio level using both quantitative and qualitative evaluation processes. The Adviser’s qualitative approach seeks to identify how each of the Portfolio Fund Managers and the Fund as a whole might perform in various “worst” case and stressed scenarios. To this end, the Adviser has developed proprietary methodologies and models in its ongoing effort to manage the Fund’s risks. The Adviser’s job is to understand the risks the Fund is taking and to understand the expected return the Fund is receiving to compensate for taking those risks. The Adviser believes the proper reaction to poor Portfolio Fund Manager performance is to first assess whether such performance is the result of randomness or whether it is the result of some greater underlying risk. After such determination, the Adviser determines whether to allocate assets away from such Portfolio Fund Manager or whether to closely monitor the underlying risk.

In the risk management process, some of the quantitative measures the Adviser may analyze at the portfolio level include: historical volatility, cross-manager correlation, correlation to major equity, fixed income and style indices, and historical return drawdowns to assess downside return potential.

The Adviser’s portfolio risk management process also incorporates a proprietary qualitative assessment of portfolio risk via the construction of its “Qualitative Correlation Matrix.” The Adviser believes this Qualitative Correlation Matrix exercise is useful to think through how Portfolio Fund Managers might behave in abnormal, or stressed, market environments. The Qualitative Correlation Matrix enables the Adviser to subjectively analyze how the performance of each of the Portfolio Fund Managers may be impacted by various stressed market scenarios.

Portfolio Manager Transparency

The Adviser seeks useful and appropriate levels of transparency from the Portfolio Fund Managers. Transparency serves two critical purposes in the portfolio management process. First, it enables the Adviser to identify drifts from the Portfolio

Fund Manager’s stated strategy, objectives, and guidelines. Second, it enables the Adviser to analyze exposures across the Fund’s entire portfolio of Portfolio Funds, which may indicate overexposure or underexposure to certain regions, asset classes, industries, investment styles, etc. To this end, the Adviser will determine a different level of transparency it seeks for each of the Fund’s Portfolio Fund Managers. In all cases, the transparency seeks to provide substantial insight into the Portfolio Fund’s risks and exposures. The Adviser will attempt to appropriately tailor the desired transparency to each Portfolio Fund’s strategy and will remove from consideration those Portfolio Funds who fail to meet these requirements.

Ongoing Portfolio Evaluation

On an ongoing basis, the Adviser will evaluate the allocations to Portfolio Funds included in the portfolio. The Adviser expects to have telephone conversations on a periodic basis and seeks to have face-to-face meetings at least semi-annually with Portfolio Fund Managers included in the portfolio. In addition, the Adviser’s management will typically meet monthly to, among other things, discuss the Portfolio Funds in the portfolio, each Portfolio Fund’s recent performance vis-à-vis what might be expected given the Portfolio Fund’s strategy and events in the market, and any material organizational issues which may affect any of the Portfolio Funds. Reasons the Adviser might give increased scrutiny to the review of a Portfolio Fund Manager, or ultimately exit an investment in a Portfolio Fund, include, but are not limited to:

●	Investment style drift

●	Unexpectedly high or low volatility

●	Reduction in appropriate transparency

●	Poor long-term performance

●	Unexplained strong or negative performance outside of expected ranges

●	Organizational turnover (both outgoing and incoming)

●	Loss of confidence in the Portfolio Fund Manager being an “enhanced business partner”

●	Unexplained changes in the “personality of the firm”

●	Untimely distribution or reduction in investor reports

●	Switch to a non-reputable service provider

●	Increased level of redemptions and/or poor asset and liability matching

Direct Investments for Hedging

The Fund may not make direct investments, except to enable it to hedge certain investment risks. The Fund may directly invest in certain types of instruments in order to attempt to limit investment risks, reduce volatility and/or hedge against swings in the value of equity or other securities markets or to hedge investments being received in-kind through a redemption from an underlying Portfolio Fund paid in-kind, as in-kind distributions or under other similar circumstances. The types of instruments the Fund may use include, but are not limited to, the following: exchange-traded funds (“ETFs”), over-the-counter (“OTC”) and exchange-traded derivatives, futures, forward contracts, swaps, swaptions, structured notes, options on future contracts, options on forward contracts, indices and currencies and market access products.

Borrowing and Use of Leverage

The Fund may engage in short-term borrowing from a credit line or other credit facility in order to meet redemption requests, for bridge financing of investments in Portfolio Funds, or for cash management purposes. The Adviser does not use Fund borrowings for investment leverage purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Portfolio Funds are not subject to this requirement. Certain short-term borrowings under the 1940 Act are not considered the use of investment leverage, and are subject to the above asset coverage requirement. The Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Fund’s operations, including preventing the Fund from conducting a repurchase of its interests. In addition, the terms of any borrowing may impose certain investment restrictions on the Fund.

Many Portfolio Fund Managers also use leverage in their investment activities through purchasing securities on margin and through selling securities short. Portfolio Fund Managers also may use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby the Portfolio Fund Manager effectively borrows funds on a secured basis by “selling” portfolio securities to a financial institution for cash and agreeing to “repurchase” such securities at a specified future date for the sales price paid plus interest at a negotiated rate. Certain Portfolio Fund Managers also trade futures, which generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading. See “Risk Factors — Use of Leverage” and “Investment Program — Investment Strategies – Relative Value.”

Tax Code Compliance

The Fund has elected, and intends to qualify, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, a Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.”

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Fund generally will invest its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as PFICs. See “Taxes.”

Management of the Fund

General

The Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”). See “SAI.”

The Investment Adviser

Evanston Capital Management, LLC, a Delaware limited liability company, is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is the Fund’s Adviser.

The Adviser manages approximately $4.6 billion as of October 1, 2013, on a discretionary basis, in private investment funds. The Adviser is owned primarily by employees of the Adviser and the Adviser’s initial “seed” investor. TA Associates, Inc., through certain of its affiliated private equity and subordinated debt funds, owns a significant minority equity interest in the Adviser.

The Adviser is responsible for the day-to-day management of the Fund and for the investment of the Fund’s assets in the various Portfolio Funds, subject to policies adopted by the Board. The Adviser’s portfolio managers will devote such time to the ongoing operations of the Fund as they deem advisable in order to implement and monitor the Fund’s investment program.

Portfolio Managers

The personnel of the Adviser who have primary responsibility for management of the Fund, including the selection of Portfolio Fund Managers and the allocation of the Fund’s assets among the Portfolio Funds, are:

Adam B. Blitz, CFA. Mr. Blitz is the Chief Executive Officer, Chief Investment Officer, a Principal and a member of the Investment Committee of the Adviser. He has over fifteen years of institutional investment management experience with an emphasis in quantitative analysis, trading and risk management.

Don Fehrs, Ph.D. Mr. Fehrs is a Principal – Risk Management and Research and a member of the Investment Committee of the Adviser. He joined the firm in May 2006. Mr. Fehrs’ responsibilities include oversight of the portfolio risk management function and evaluation of existing and potential Portfolio Managers.

Kristen VanGelder, CFA. Ms. VanGelder is a Principal – Investments and a member of the Investment Committee of the Adviser. She joined the firm in August 2003 and is primarily responsible for investment research, including the sourcing, evaluation, and due diligence of prospective investments as well as the ongoing monitoring of existing investments. She also assists in the Adviser’s portfolio construction and risk management processes.

Included in the SAI is information regarding the individuals listed above, including the structure and method by which they are compensated, and other accounts they manage. As of the date of this Prospectus, none of the individuals listed above owns securities in the Fund.

Administration, Transfer Agent, Custodian and Other Service Provider Fees

[Administrator] (the “Administrator”) acts as the Fund’s administrator, fund accounting agent, transfer agent, and registrar. Under the terms of the administration agreement with the Fund, the Administrator also provides certain administrative services to the Fund, including, among others: providing support services and personnel as necessary to provide such services to the Fund; handling Shareholder inquiries regarding the Fund, including but not limited to basic questions concerning their investments in the Fund; preparing or assisting in the preparation of various reports, assisting in the communications and regulatory filings (including tender offer filings) of the Fund; assisting in the review of investor applications; monitoring the Fund’s compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of Shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. The principal business address of Administrator is [ ]. In consideration for these administrative services and for fund accounting, transfer agent and registrar services provided to the Fund, the Fund pays the Administrator an annual Administration Fee, which is not expected to exceed [__%] (annually) subject to certain minimum fees, of the aggregate value of outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares), accrued and paid monthly. The Administration Fee is charged to all Shares.

[Custodian](the “Custodian”) serves as the Fund’s custodian. Pursuant to a custodian agreement, the Custodian maintains custody of the Fund’s assets. In consideration of these services, the Fund pays the Custodian an annual fee, which is not expected to exceed [___] (annually), subject to certain minimum fees, of the aggregate value of all outstanding Shares determined as of the last day of each calendar month (before any repurchases of Shares), accrued and paid monthly. In addition, the Custodian may charge the Fund for transaction related costs and is entitled to reimbursement of certain expenses. Notwithstanding the foregoing, the Fund has agreed to pay the Custodian certain minimum fees for combined administration and custody services, which may result in actual fees exceeding the above thresholds at lower Fund asset levels.

[Compliance Consultant] (the “Compliance Consultant”) serves as the Fund’s compliance consultant. Pursuant to an agreement, the Compliance Consultant provides guidance to the Board and the Adviser with respect to various compliance matters. [In consideration of these services, the Fund pays the Compliance Consultant an annual fee of [____].]

Advisory Agreement

Pursuant to the Advisory Agreement, the Fund pays, and will continue to pay, a Management Fee of [_]% per annum to the Adviser with respect to each class of Shares. The Adviser may use its Management Fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of Shares.

Servicing Fee

The Adviser also acts as servicing agent to the Fund, whereby it provides or procures certain Shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Adviser may, in turn, retain certain parties to act as sub-administrative servicing agents to assist with investor servicing and administration. The Fund compensates the Adviser for providing or procuring these services and, when the Adviser employs sub-administrative servicing agents, the Adviser compensates such sub- agents out of its own resources.

In consideration for investor services and administrative assistance, the Fund pays the Adviser, as servicing agent, a [quarterly] servicing fee (“Servicing Fee”) based on the [average month-end net assets of the Fund over the course of the applicable quarter]. The Servicing Fee for the Fund equals [__]% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. The Servicing Agent may engage one or more sub-administrative servicing agents (each, a “Sub-Administrative Servicing Agent”) to provide some or all of the services. Compensation to any Sub-Administrative Servicing Agent is paid by the Adviser as servicing agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Administrative Servicing Agents.

Although the Servicing Fee is paid for the provision of ongoing investor services, and administrative services, and is intended primarily for such services, to any extent that such fee could be considered to support the distribution of the Fund, investors would be paying for distribution of Fund interests out of the Fund’s assets. To any extent that the Servicing Fee could be considered to support distribution of the Fund, the Adviser would not have to pay such expenses from its own resources, which is an incentive to maintain such fees and considered a conflict of interest. See “Conflicts of Interest.”

Organizational Expenses

The Fund’s organizational expenses were paid by the Adviser.

Expense Limitation Agreement

The Adviser has contractually agreed to limit the total annualized operating expenses of the Fund (exclusive of any borrowing and investment-related costs, extraordinary costs, and the costs associated with the underlying Portfolio Funds) to [___]% through [____, 2015]. Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days’ prior written notice to the other party. See “Management of the Fund — Investor Distribution and Servicing Arrangements.” In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of [___]%. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

CONFLICTS OF INTEREST

The investment activities of the Adviser and its affiliates, directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the Fund and Shareholders. The Adviser and other Related Parties provide other investment management services to other funds that follow investment programs, certain aspects of which may be similar to certain aspects of the Fund’s investment program or replicate certain strategies within the Fund’s investment program. The Adviser and other Related Parties are involved with the management of private investment funds, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or its Shareholders. The trading activities of the Related Parties are carried out without references to positions held directly or indirectly by the Fund. In addition and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Portfolio Fund Managers or Portfolio Funds that are either already a part of the Fund’s portfolio or that may be appropriate for investment by the Fund. In some cases, these Portfolio Funds may be capacity constrained. The Related Parties are under no obligation to provide the Fund with capacity with respect to these Portfolio Funds and, accordingly, the Fund may not have exposure or may have reduced exposure with respect to these Portfolio Funds. The Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and its Shareholders.

The Fund pays a Servicing Fee. Although such fee is paid for the provision of ongoing investor services and is intended primarily for such services, to any extent that the Servicing Fee could be considered to support the distribution of the Fund, investors would be paying for distribution of Fund Shares out of the Fund’s assets. To any extent that a Servicing Fee could be considered to support distribution of the Fund, the Adviser would not have to pay such expenses from its own resources, which is an incentive to maintain a Servicing Fee and could be considered a conflict of interest in this respect. An investment adviser would benefit from the payment by an investment company of distribution expenses, including compensation to intermediaries, to the extent that an investment adviser does not itself need to make such payments.

Purchases of Shares

Purchase Terms

The Fund currently intends to accept purchases of Shares as of the first business day of each calendar month or at such other times as may be determined by the Board. The Board may discontinue accepting purchases on a monthly basis at any time. Any amounts received in connection with the offer of Shares and closings will promptly be placed in an escrow account with [ ], as the Fund’s escrow agent, prior to their investment in the Fund. All purchases are subject to the receipt of cleared funds prior to the applicable purchase date in the full amount of the purchase. Although the Fund may accept, in its sole discretion, a purchase prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received. The investor must also submit a completed purchase agreement before the applicable purchase date. The Fund reserves the right to reject any purchase of Shares and the Adviser may, in its sole discretion, suspend the offer of Shares at any time.

All Shares are sold at the most recently calculated net asset value per Share as of the date on which the purchase is accepted. The minimum initial investment in the Fund by any Eligible Investor is $[___], and the minimum additional investment in the Fund is $[___]. The Fund may accept investments for a lesser amount under certain circumstances, as determined by the Adviser. Eligible Investors that are employees of the Adviser or its affiliates are eligible to invest in Shares and may be subject to lower minimum investments than other Eligible Investors. Certain selling brokers or dealers and financial advisors may impose higher minimum investment levels or other requirements.

Except as otherwise permitted by the Fund, initial and any additional purchases of Shares of the Fund by any Shareholder must be paid by wire, and all contributions must be transmitted by the time and in the manner that is specified in the purchase documents of the Fund. Initial and any additional contributions to the capital of the Fund must be made in a single payment. Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner that the Fund values its other assets. Because of anti-money laundering concerns, the Fund will not accept investments made in cash. For this purpose, cash includes currency (i.e., coin or paper money), cashier’s checks, bank drafts, travelers’ checks, and money orders.

Each potential investor must also represent and warrant in a purchase agreement, among other things, that the investor is an “Eligible Investor” as described below and is purchasing a Share for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Share.

Investor Qualifications

Each investor will be required to represent that he, she, or it is acquiring Shares directly or indirectly for the account of an “Eligible Investor,” which includes any “accredited investor” as defined in Regulation D under the 1933 Act. The definition of “accredited investor” includes, but is not limited to, a person who is:

●	A natural person whose individual net worth, or joint net worth with that person’s spouse, immediately prior to the time of purchase exceeds $1,000,000; or

●
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year; or

●
An individual or entity that has an account managed by an investment advisor registered under the Advisers Act and the advisor is subscribing for Shares in a fiduciary capacity on behalf of the account.

“Net worth” means the excess of total assets at fair market value over total liabilities. For the purposes of determining “net worth”, the principal residence owned by an individual shall be excluded as an asset. Any liabilities associated with such residence should be included in total liabilities only if and to the extent that such liabilities exceed the fair market value of the residence.

Existing Shareholders subscribing for additional Shares other than through a dividend reinvestment will be required to verify their status as Eligible Investors at the time of the additional purchases. The qualifications required to invest in the Fund appear in an application form that must be completed by each prospective investor.

Distribution Policy

Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in which the Fund invests will not pay any dividends, but the mark-to-market election that the Fund expects to make with respect to most (or potentially all) Portfolio Funds will result in the recognition by the Fund of ordinary income with respect to annual appreciation in the value of such Portfolio Funds. The Fund will make dividend distributions with respect to any net investment income resulting from such income recognition.

It is anticipated that most gains or appreciation in the Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax. The Fund’s pro rata share of net capital gain of PFICs for which a qualified electing fund (“QEF”) election is made will constitute long-term capital gain to the Fund, which may result in the Fund’s making capital gain distributions taxable as long-term capital gain to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share (or portion thereof) that you own will be reduced by the amount of the distributions or dividends that you actually or constructively receive from that Share (or portion thereof).

Automatic Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the Fund within the above time frame to be effective for that dividend or capital gain distribution. A Fund may terminate the DRP at any time upon written notice to the participants in the DRP. The Fund may amend the DRP at any time upon 30 day’s written notice to the participants. Any expenses of the DRP will be borne by the Fund.

Repurchases and Transfers of Shares

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to repurchase those Shares. There is no public market for Shares, and none is expected to develop. With limited exceptions, Shares are not transferable and liquidity normally will be provided only through repurchase offers that will be made from time to time by the Fund, as described below. Any transfer of Shares in violation of the Declaration of Trust, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below. For information on the Fund’s policies regarding transfers of Shares, see “Repurchases, Mandatory Redemptions and Transfers of Shares — Transfers of Shares” in the SAI.

Repurchases of Shares

At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on [DATE], with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately [_]% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund.

In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Board will consider a variety of factors. The Board expects that the Fund will ordinarily offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of an increase or decrease in the percentage of the securities being sought or consideration offered is first published, sent or given to Shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. The Board will consider the following factors, among others, in making its determination:

(1)	whether any Shareholders have requested to tender Shares to the Fund;

(2)	the liquidity of the Fund’s assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Shares; and

(6)	the economic condition of the securities markets.

The Fund has the right to repurchase Shares from a Shareholder if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust, including, but not limited to, a Shareholder’s attempted transfers in violation of the transfer restrictions described above.

The Fund will make repurchase offers, if any, to all of its Shareholders on the same terms. This practice may affect the size of the Fund’s offers. Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Payment for repurchased Shares may require the Fund to liquidate a portion of its Portfolio Fund interests earlier than the Adviser would otherwise liquidate these holdings, which may result in losses, and may increase the Fund’s portfolio turnover.

When Shares are repurchased by the Fund, Shareholders will generally receive cash distributions equal to the value of the Shares repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. See “Risk Factors — Principal Risk Factors Relating to the Fund’s Structure” for more information. Repurchases will be effective after receipt of all eligible written tenders of Shares from Shareholders and acceptance by the Fund.

Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value, which may cause the Fund to incur certain expenses in connection with the valuation or liquidation of such securities. In such circumstances, the Adviser will determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund in connection with a repurchase by the Fund.

Repurchase Procedures

The Fund generally will need to effect withdrawals from the Portfolio Funds to pay for the repurchase of the Fund’s Shares. Due to liquidity restraints associated with the Fund’s investments in Portfolio Funds it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. The Fund will generally pay the value of the Shares repurchased (or as discussed below, at least 90% of such value if all Shares owned by a Shareholder are repurchased) within approximately 90 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected. Shares may be repurchased prior to Portfolio Fund audits. To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to at least 90% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or redemption charges) within approximately 90 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of the Fund's annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.

If the interval between the date of purchase of Shares and the Valuation Date with respect to the repurchase of such Shares is less than one year then such repurchase will be subject to a [__]% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held the longest first.

As stated above, if a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase (and not increased), the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder.

If a Shareholder submits Shares for repurchase by the Fund in accordance with the tender offer procedures and the Fund has not repurchased all of those shares within two years from the Valuation Date of the applicable repurchase offer period, then the Fund will, in accordance with the terms of its Declaration of Trust, be dissolved and liquidated.

Repurchases of Shares by the Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with such rules.

Mandatory Repurchase by the Fund

The Declaration of Trust provides that the Fund may repurchase Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if: (i) ownership of the Shares by the Shareholder or other person will cause the Fund to be in violation of certain laws; (ii) continued ownership of the Shares may adversely affect the Fund; (iii) any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true; or (iv) it would be in the best interests of the Fund to repurchase the Shares or a portion thereof. Shareholders whose Shares, or a portion thereof, are repurchased by the Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Shareholder’s purchase of the Shares.

Calculation of Net Asset Value

The Fund will calculate its net asset value as of the close of business on the last day of each month and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

The Board has approved procedures pursuant to which the Fund values its investments in Portfolio Funds at fair value. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In accordance with these procedures, fair value of an interest in a Portfolio Fund ordinarily is the value of such interest determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported by the Portfolio Fund or its administrator at the time of each valuation to the Fund. In certain circumstances, the Fund may not have a Portfolio Fund’s reported valuation as of a particular month end — for example, in the unlikely event that a Portfolio Fund does not report a month end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of such Portfolio Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Portfolio Fund. The Board has determined that any values of interests in Portfolio Funds reported as “estimated” or “final” values, using the nomenclature of the hedge fund industry, will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Before investing in a Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. As a general matter, such review will include a determination whether the Portfolio Fund will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Fund Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuation calculations provided by such Portfolio Fund Managers.

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund. Although redemptions of investments in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders that will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in the investment in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of any known relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.

The valuations reported by the Portfolio Fund Managers, upon which the Fund calculates its month end net asset values, may be subject to later adjustment, based on information reasonably available at that time. Other adjustments may occur from time to time.

Certain Portfolio Funds in which the Fund invests may hold a limited portion of their portfolio investments in one or more specially-designated accounts (“Side Pockets”). Side Pockets are generally utilized to hold illiquid investments, the market values of which are not readily ascertainable. In addition, an investor in a Portfolio Fund which holds such investments in Side Pockets, including the Fund, is generally not able to redeem the portion of its interest in the Portfolio Fund that is attributable to the Side Pocket. The valuation of Side Pockets involves estimates, uncertainties and judgments, and if such valuations prove to be inaccurate or delayed, the net asset value of the Fund, may be overstated or understated. Because purchases and repurchases of the Fund are based on the Fund’s net asset value, any such overstatement or understatement may adversely affect incoming or redeeming Shareholders or remaining Shareholders.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the generally accepted accounting principles and the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board is responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund generally values such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities are valued at their last sales prices as reported on the principle exchanges on which they are traded. If no sales prices are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Securities traded on a foreign securities exchange generally are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company are valued at the investment company’s net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities or as reported by the exchange with the highest volume on the last day a trade was reported. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Debt securities (other than convertible debt securities) are valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser and approved by the Board, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board periodically monitors the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of sixty (60) days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value. In determining the amount of the Fund’s liabilities for purposes of determining net asset value, the Adviser may estimate expenses that are incurred on a regular or recurring basis over yearly or other periods and treat the amount of any such estimate as accruing in equal proportions over such period.

Situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser, or Portfolio Fund Managers should prove incorrect. Also, Portfolio Fund Managers may only provide determinations of the net asset value of Portfolio Funds on a monthly basis, in which event it may not possible to determine the net asset value of the Fund more frequently.

Shares

General

Shares are issued at the most recently calculated net asset value per Share prior to the date of issuance. The net asset value of a Share is determined by dividing the Fund’s aggregate net asset value by the number of Shares outstanding at the applicable date.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

Voting

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board. Shareholders are entitled to vote on any matter as set forth in the Declaration of Trust and the 1940 Act, including certain elections of Trustees and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Taxes

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. If the Fund so qualifies and distributes each year to its Shareholders at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, the Fund will not be required to pay federal income taxes on any income it distributes to Shareholders. If the Fund distributes in any calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the twelve-month period ending October 31 of such calendar year, plus any amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the twelve-month period ending October 31 as its tax year for income tax purposes.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that gains from most (or potentially all) Portfolio Funds, if any, will be treated as ordinary income for U.S. federal income tax purposes.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. Such distributions are taxable whether they are received in cash or reinvested in Fund Shares. The Fund expects that its distributions will generally be taxable to Shareholders at ordinary income rates. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

The Fund does not currently expect that it will earn qualified dividend income or significant long-term capital gains and, therefore, does not anticipate that any significant portion of its distributions to Shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains. Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on the preceding December 31.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund. By contrast, if a non-U.S. Shareholder invested directly in the non-U.S. Portfolio Funds in which the Fund will invest, distributions that the non-U.S. investor received from such Portfolio Funds would generally not be subject to U.S. withholding tax. Accordingly, the Fund will generally not be an appropriate investment for non-U.S. investors. Under recent legislation known as FATCA, for Shareholders that are considered “foreign financial institutions” as well as certain other non-U.S. entities, a new 30% withholding tax will be imposed on distributions paid after beginning July 1, 2014, and proceeds of repurchases and sales of Shares after December 31, 2016, unless such Shareholders enter into information sharing agreements with the Internal Revenue Service with respect to the Shareholders' direct and indirect owners who are United States persons, or otherwise demonstrate compliance with or exemption from FATCA. A non-U.S. entity will need to enter into such an agreement with the Internal Revenue Service, or otherwise demonstrate compliance with or exemption from FATCA by April 25, 2014 to insure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity investing in the Fund will need to provide the Fund with documentation properly certifying such entity's status under FATCA (currently proposed as Form W-8BEN-E) in order to avoid the FATCA withholding tax. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.

The Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year. See “Distribution Policy.”

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

Investments in Passive Foreign Investment Companies

The Fund intends to acquire interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Fund generally intends to elect to “mark to market” shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or in a later tax year, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it receives from PFICs. Accordingly, the Fund may need to borrow money or to dispose of its interests in Portfolio Funds in order to make the required distributions.

If the Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a QEF, which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. The Fund’s pro rata share of net capital gain of a PFIC for which a QEF election is made will constitute long-term capital gain to the Fund, and the Fund’s pro rata share of the “ordinary earnings” of the PFIC – i.e., the excess of the PFIC’s total earnings and profits over its net capital gains – will constitute ordinary income to the Fund. In certain circumstances the Fund will be entitled to claim a credit for foreign taxes paid by the PFIC with respect to the earnings included in income to the Fund. When the shareholder receives a distribution of the PFIC’s earnings and profits that were previously included in the taxable income of any U.S. person, the distribution will not constitute a taxable dividend. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to Shareholders.

Certain Withholding Taxes

The Fund may be subject to foreign withholding taxes on income or gains attributable to Portfolio Funds located in foreign countries, and the Portfolio Funds may be subject to taxes, including withholding taxes, attributable to investments of the Portfolio Funds. U.S. investors in the Funds will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year. Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Service and furnish to Shareholders the cost basis information and holding period for such Fund’s shares purchased after December 31, 2011, and repurchased by the Fund on or after that date. The Fund will permit Shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use a default cost basis method. The cost basis method a Shareholder elects may not be changed with respect to a repurchase of Shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.

Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Distribution Arrangements

The Distributor acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor’s Agreement entered into with the Fund. Shares may be purchased through the Distributor or through advisers, brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at [____].

Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board. Neither the Distributor nor any other adviser, broker or dealer is obligated to buy from the Fund any of the Shares. There is no minimum aggregate amount of Shares required to be purchased in this offering. The Distributor does not intend to make a market in Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor and its affiliates and any brokers or advisers and their affiliates that have entered into selling agreements with the Distributor against certain liabilities under the 1933 Act.

Shares are being offered only to Eligible Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $[_____], and the minimum additional investment in the Fund is $[_____]. The minimum investment may be modified by the Fund from time to time. Eligible Investors that are employees of the Adviser or its affiliates are eligible to invest in Shares and may be subject to lower minimum investments than other Eligible Investors. Shares are being sold subject to a sales load, described on the cover of this Prospectus.

The Fund is indirectly subject to a Financial Industry Regulatory Authority (“FINRA”) cap on compensation paid to FINRA member firms. The cap includes any sales load and distribution and servicing fee. The maximum compensation payable to all FINRA member firms (in the aggregate) participating in the Fund’s distribution will be 7.25% of the Fund’s offering proceeds.

All investor funds for this closing of the sale of Shares and for closings of subsequent offerings will be deposited in an escrow account maintained by [ ], as escrow agent for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to the Fund on the date Shares are issued. The full amount of an investment is payable in federal funds, which, generally, must be received by the Distributor not later than four (4) business days prior to the beginning of a month if payment is sent by wire or via NSCC.

Before an investor may invest in the Fund, the Distributor, or the investor’s sales representative, will require a certification from the investor that it is an Eligible Investor and meets other requirements for investment, and that the investor will not transfer its Shares except in the limited circumstances permitted under the Declaration of Trust. The form of investor certification that each investor will be asked to sign will be contained in the Fund’s application form. An investor’s certification must be received and accepted by the Distributor along with its good payment as described above. Otherwise an investor’s order will not be accepted. Various brokers and advisers that have entered into selling agreements with the Distributor may use differing investor certifications, which cannot, however, alter the Fund’s requirement that an investor be at a minimum an Eligible Investor.

General Information

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was formed as a statutory trust under the laws of the State of Delaware on October 16, 2013. The Fund’s address is 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201. The Adviser’s telephone number is (847) 328-4961.

The Fund will send to its Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

  Table of Contents of the SAI

Investment Policies and Practices	1
Fundamental Policies	1
Certain Portfolio Securities, Other Operating Policies and Risks	2
Repurchases, Mandatory Repurchases and Transfers of Units	11
Repurchase Offers	11
Mandatory Repurchases	12
Transfers of Shares	12
Board of Trustees	13
Principal Officers Who Are Not Trustees	15
Compensation For the Most Recent Fiscal Year; Ownership of Shares	16
Leadership Structure and Board of Trustees	16
Trustee Qualifications	16
Committees	16
Investment Advisory Services	17
The Advisory Agreement	17
Portfolio Managers	17
Fund Expenses	19
Codes of Ethics	19
Voting of Proxies	20
Participation in Investment Opportunities and Other Conflicts of Interest	20
Other Matters	22
Additional Tax Discussion	22
Distributions to Shareholders	23
Gain from Repurchases and Transfers of Shares	24
Investments in Passive Foreign Investment Companies	25
Certain Withholding Taxes	26
State and Local Taxes	26
Information Reporting and Backup Withholding	26
Other Taxes	27
ERISA Considerations	27
Brokerage	28
Valuation of Assets	29
Independent Registered Public Accounting Firm and Legal Counsel	31
Custodian	31
Compliance Consultant	31
Additional Information and Summary of the Declaration of Trust	31
Fiscal Year	32
Fund Advertising and Sales Material	32
Financial Statements	32

APPENDIX
The Adviser’s Past Performance (Related Performance)

Adviser’s Past Performance

This Appendix presents past performance information for a composite of all accounts managed by the Adviser with substantially similar investment objectives, policies and strategies of the Fund (the “Portfolio Composite”). The inception dates of the accounts comprising the Portfolio Composite are October 1, 2002, January 1, 2003 and November 1, 2003. The Portfolio Composite’s performance information from October 1, 2002 through December 31, 2002 is based on the performance of one account (as the other accounts had yet to commence operations) and the Portfolio Composite’s performance information from January 1, 2003 through October 31, 2003 is based on the performance of two accounts (as the third account had yet to commence operations). Beginning November 1, 2003 through September 30, 2013 the Portfolio Composite’s performance is based on all three accounts.

It is inappropriate and would be inaccurate for an investor to consider the Portfolio Composite’s performance below as being indicative of the future performance of the Fund. The Adviser has included this performance appendix because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The net of fees Portfolio Composite’s performance shown is based on gross of fee Portfolio Composite performance adjusted to deduct the anticipated fees and expenses (taking into account expense caps and/or fee waivers) of the Fund. The net of fees Portfolio Composite’s performance does not include the deduction of any front-end sales charge. The fee schedule for the Fund is included in its Prospectus.

The past performance of the Adviser in managing other portfolios is no guarantee of future results in managing the Fund. Please note the following cautionary guidelines in reviewing this Appendix:

●
Performance figures of the Portfolio Composite are not the performance of the Fund. The Portfolio Composite’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. The Fund’s performance will be different from the Portfolio Composite’s performance presented here, due to factors such as differences in the cash flows, different fees, expenses, performance calculation methods, portfolio size and composition, availability of underlying hedge funds, willingness of underlying hedge fund managers to take additional assets, asset allocation methodology, and differing underlying hedge fund liquidity constraints. In particular, Portfolio Composite performance is not necessarily an indication of how the Fund will perform, as the Portfolio Composite is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

●
There have been significant fluctuations in the market in the past few years. The Portfolio Composite’s performance is shown through September 30, 2013. The markets have been volatile in the preceding few years, and this trend may continue. As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs. Additionally, favorable market conditions in 2007 for at least one of the Portfolio Composite’s underlying hedge funds provided the Portfolio Composite with the opportunity to achieve returns in 2007 well in excess of the Portfolio Composite’s average returns since inception. There can be no assurance, and one should not expect, that similar performance will be achieved in the future.

●
The performance shown is as of a given point in time. The information below shows monthly and annualized rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period.

Portfolio Composite - Returns
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Calendar Year
2013
2012
2011
2010
2009
2008
2007
2006
2005
2004
2003
2002	-	-	-	-	-	-	-	-	-

Annualized Returns (as of September 30, 2013)
	1-Year	3-Year	5-Year	10-Year	Inception
Portfolio Composite
HFRI Fund of Funds Composite Index

Standard Deviation and Sharpe Ratio (October 2002 – September 2013)
	Standard Deviation	Sharpe Ratio
Portfolio Composite
HFRI Fund of Funds Composite Index

Beta to the S&P 500 Index (October 2002 – September 2013)
Beta
Portfolio Composite

Notes:
The information above reflects the Portfolio Composite’s performance and should not be viewed as the performance of the Fund. The information presented above is based on the following facts and assumptions:

1.	The Portfolio Composite’s performance has been calculated using an asset-weighted methodology of the returns of the accounts included in the Portfolio Composite.
2.
The net of fees Portfolio’s performance shown is based on gross of fee Portfolio Composite performance adjusted to deduct the anticipated fees and expenses (taking into account expense caps and/or fee waivers). The net of fees Portfolio Composite’s performance does not include the deduction of any front-end sales charge.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

3.
Standard deviation measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean (average) returns. The higher the volatility of the investment returns, the higher the standard deviation will be.

4.
Sharpe Ratio is a measure of reward per unit of risk. The return of a portfolio in excess of the risk-free rate (in this case, the annualized 90 day T-Bill rate) is divided by the Portfolio Composite’s historical standard deviation.

5.	Beta is a quantitative measure of volatility of a security or strategy relative to a market index.

The Benchmarks

The annualized performance information of the Portfolio Composite and statistics above are compared to an index of funds of hedge funds that voluntarily report their performance to the index provider. Beta of the Portfolio Composite is measured against the S&P 500 Index.

An index is unmanaged and is not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in an index.

The HFRI FOF Composite Index is an index composed of funds of hedge funds that voluntarily report their performance to Hedge Fund Research. Fund of funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a fund of funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers.

The S&P 500 Index is an unmanaged, capitalization-weighted index comprising publicly traded common stocks issued by companies in various industries. The S&P 500 Index is widely recognized as the leading broad-based measurement of changes in conditions of the U.S. equities market.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

[_____], 2013

Evanston Alternative Opportunities Fund
1560 Sherman Avenue, Suite 960
Evanston, Illinois 60201

Registrant’s Telephone Number, including Area Code: (847) 328- 4961.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Evanston Alternative Opportunities Fund (the “Fund”), dated [_____], 2013. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above or by visiting the Fund’s website [_____].

Table of Contents

Investment Policies and Practices	1
Fundamental Policies	1
Certain Portfolio Securities, Other Operating Policies and Risks	2
Repurchases, Mandatory Repurchases and Transfers of Units	11
Repurchase Offers	11
Mandatory Repurchases	12
Transfers of Shares	12
Board of Trustees	13
Principal Officers Who Are Not Trustees	15
Compensation For the Most Recent Fiscal Year; Ownership of Shares	16
Leadership Structure and Board of Trustees	16
Trustee Qualifications	16
Committees	16
Investment Advisory Services	17
The Advisory Agreement	17
Portfolio Managers	17
Fund Expenses	19
Codes of Ethics	19
Voting of Proxies	20
Participation in Investment Opportunities and Other Conflicts of Interest	20
Other Matters	22
Additional Tax Discussion	22
Distributions to Shareholders	23
Gain from Repurchases and Transfers of Shares	24
Investments in Passive Foreign Investment Companies	25
Certain Withholding Taxes	26
State and Local Taxes	26
Information Reporting and Backup Withholding	26
Other Taxes	27
ERISA Considerations	27
Brokerage	28
Valuation of Assets	29
Independent Registered Public Accounting Firm and Legal Counsel	31
Custodian	31
Compliance Consultant	31
Additional Information and Summary of the Declaration of Trust	31
Fiscal Year	32
Fund Advertising and Sales Material	32
Financial Statements	32

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of Evanston Alternative Opportunities Fund (the “Fund”) are set forth in the Fund’s prospectus (the “Prospectus”). Certain additional investment information is set forth below. The Fund emphasizes efficient allocation of investor capital, selecting investment vehicles (collectively, the “Portfolio Funds”) managed by independent investment managers (the “Portfolio Fund Managers”). Evanston Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund’s shares of beneficial interest (the “Shares”), are listed below. Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, the Fund may:

1)	Borrow money or issue any senior security.
2)
Not invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, Portfolio Funds are not considered part of any industry or group of industries. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

3)
Not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4)
Not purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5)	Make loans.
6)
Not make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds in which assets of the Fund are invested, but do apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The Fund’s investment objective is non-fundamental and may be changed by its Board of Trustees (each individually a “Trustee” and collectively the “Board”).

Certain Portfolio Securities, Other Operating Policies and Risks

As discussed in the Prospectus, the Fund will invest by allocating capital among a number of Portfolio Fund Managers, through Portfolio Funds, which are investment vehicles that employ diverse investment strategies. The Fund also may make certain direct investments, which are described below. Additional information regarding the types of securities and financial instruments in which Portfolio Fund Managers may invest the assets of Portfolio Funds, certain of the investment techniques that may be used by Portfolio Fund Managers, and certain additional risk factors are set forth below.

Equity Securities. The investment portfolios of Portfolio Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Portfolio Funds may generally invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to more changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities. Portfolio Funds may invest in both investment grade and non-investment grade fixed-income securities. A Portfolio Fund Manager may invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Portfolio Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Fund Manager to be of comparable quality.

A Portfolio Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher-grade securities.

Non-U.S. Securities. Portfolio Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Portfolio Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under “Risk Factors Relating to Types of Investments and Related Risks - Non-U.S. Investments.”

As a general matter, Portfolio Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Portfolio Fund’s investment objective, such as when a Portfolio Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in Portfolio Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non- U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

Money Market Instruments. The Fund and Portfolio Funds may invest, during periods of adverse market or economic conditions for defensive purposes, some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Adviser or Portfolio Fund Managers deem appropriate under the circumstances. The Fund or Portfolio Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements. Repurchase agreements are agreements under which the Fund or a Portfolio Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund or the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund or Portfolio Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund or Portfolio Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and they therefore may involve greater risks.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security by the Fund or a Portfolio Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund or a Portfolio Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of the Fund or a Portfolio Fund’s investment portfolio.

Special Investment Techniques. Portfolio Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund may suffer losses as a result of its hedging activities.

Mortgage-Backed Securities and Asset-Backed Securities. Portfolio Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities and asset-backed securities are subject to interest rate risk and prepayment risk. Asset-backed securities are subject to additional risks in that, unlike mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in the related collateral. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

Bank Loans. The Portfolio Funds may invest in loans and loan participations originated by banks and other financial institutions. These investments may include highly-leveraged loans to borrowers with below investment grade credit ratings. Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public. To the extent that a Portfolio Fund obtains such information and it is material and nonpublic, such Portfolio Fund will be unable to trade in the securities of the borrower until the information is disclosed to the public or otherwise ceases to be material, nonpublic information.

The Portfolio Funds may invest directly or through participations in loans with revolving credit features or other commitments or guarantees to lend funds in the future. A failure by a Portfolio Fund to advance requested funds to a borrower could result in claims against such Portfolio Fund and in possible assertions of offsets against amounts previously loaned.

The Portfolio Funds may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as a lender under the credit agreement, not with the borrower. As a holder of a participation interest, a Portfolio Fund generally will have no right to exercise the rights of the lender under the credit agreement, including the right to enforce compliance by the borrower with the terms of the loan agreement and to approve amendments or waivers of terms, nor will such Portfolio Fund have any rights of set-off against the borrower, and such Portfolio Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, such Portfolio Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Collateralized Loan Obligations (“CLO”). CLOs are pools of loans, the debt service on which is repackaged into cash flows payable on different tranches of debt collateralized by each pool. Payments on such debt are dependent on payments on the underlying loans. The CLOs in which a Portfolio Fund may participate involve substantial organizational, syndication and ancillary fees. A Portfolio Fund’s investments in CLOs will frequently be subordinate in right of payment to other securities sold by the CLO and not readily marketable. Depending upon the default rate on the collateral of the CLO, such Portfolio Fund may incur substantial losses on its CLO investments.

CLO structures are complex, and a Portfolio Fund may be subject to a number of as yet unanticipated risks in participating in CLOs.

CLO securities are subject to various structural risks, including risks relating to the capital structure of the issuer thereof and the collateral management arrangements relating thereto. The capital structure will be highly leveraged (which will affect the CLO securities of different seniorities in different ways), and the underlying instruments will generally contain various triggers and remedies, which may adversely affect a Portfolio Fund as an investor therein.

CLO securities are secured primarily by loans (including commercial loans and eligible synthetic securities whose reference obligations consist of commercial loans), which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. These risks could be exacerbated to the extent that the loans are concentrated in one or more particular types of loans.

Collateralized Debt Obligations (“CDO”). CDOs may be collateralized by mortgages or other bonds. Like CLOs, CDOs typically issue securities in various tranches across the capital structure. Portfolio Fund Managers may invest in one or more tranches of the debt and/or equity of a CDO and may utilize a wide variety of trades including directional positions and relative value trades.

CDO securities generally have underlying risks such as interest rate mismatches, trading and reinvestment risk and tax considerations. Each CDO security, however, involves risks specific to the particular CDO security and its underlying portfolio. The value of the CDO securities generally fluctuates with, among other things, the financial condition of the obligors on or issuers of the underlying portfolio, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates.

CDOs are subject to credit, liquidity and interest rate risks. The performance of CDOs will also be adversely affected by macroeconomic factors, including: (i) general economic conditions affecting capital markets and participants therein; (ii) the economic downturns and uncertainties affecting economies and capital markets worldwide; (iii) the effects of, and disruptions and uncertainties resulting from, terrorist attacks; (iv) recent concern about financial performance, accounting and other issues relating to various publicly traded companies; and (v) recent and proposed changes in accounting and reporting standards and bankruptcy legislation.

The risks associated with investing in CDO securities may in addition depend on the skill and experience of the managers of the CDOs’ underlying portfolios, particular with respect to active trading.

Structured Finance Securities. A Portfolio Fund may invest, directly or indirectly, in non-recourse or limited-recourse debt obligations and equity securities issued by special purpose vehicles, including asset-backed securities, collateralized debt obligations, and similar securities and the synthetic equivalent of such securities. Such securities are commonly referred to as structured finance securities. Structured finance securities present risks similar to those of the other types of investments that a Portfolio Fund may make and such risks may be present to a greater degree in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, and interest rate risk (which may be exacerbated if the interest rate payable on a structured finance security changes based on multiples of changes in interest rates or inversely in relation to changes in interest rates). Certain debt securities constituting structured finance securities will be non-recourse or limited in recourse to the special purpose vehicle’s assets. If the proceeds of such assets are insufficient to pay in full the debt securities issued by the special purpose vehicle, there will be no alternative source of funds to repay such debt securities. In addition, certain structured finance securities may provide that non-payment of interest will not constitute an event of default in certain circumstances and the holders of such securities will not have available to them any associated default remedies. During such period of non-payment, such non-paid interest will generally be capitalized and added to the outstanding principal balance of the related security. Furthermore, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of its issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the competence of the servicer of the underlying assets. In particular, any equity class of structured finance securities purchased by a Portfolio Fund may be the most subordinate class of securities issued by the special purpose vehicle and may pose a risk of loss of the entire investment by a Portfolio Fund, although the residual paid on the equity securities may also pose the higher potential return. If the special purpose vehicle that issues the structured finance securities purchased by a Portfolio Fund does not have a diversified portfolio of underlying assets, the Portfolio Fund will be subject to a greater degree of credit risk on the underlying assets.

Derivatives. Portfolio Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio Fund as a whole. Derivatives permit Portfolio Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund’s performance.

If a Portfolio Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund’s return or result in a loss. A Portfolio Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures. The Fund may utilize options and futures contracts for hedging purposes, including currency hedging. The Portfolio Funds may utilize options and futures contracts generally. Portfolio Funds also may use so-called “synthetic” options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Portfolio Funds may include options on baskets of specific securities.

The Portfolio Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds need not be covered.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Fund would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.

Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

The Fund may purchase put options and put spreads for purposes of hedging certain Portfolio Fund investments and strategies, and also may utilize currency options to hedge certain Portfolio Fund investments (or certain investment techniques used by Portfolio Fund Managers). A put spread is a transaction where the Fund simultaneously purchases and sells a put option having the same underlying asset, quantity and expiration date, where the sale of the put has a lower strike price. Such strategies limit risk to the Fund related to certain Portfolio Funds and/or Portfolio Fund strategies, but also may reduce potential returns. It is not currently expected that such options use would exceed 5% of the Fund’s assets.

In the absence of an exemption for the Fund, the use by Portfolio Funds of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act, and therefore is not subject to regulation or registration as a CPO.

Portfolio Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund or a Portfolio Fund to substantial losses.

Successful use of futures also is subject to the ability of the Fund or a Portfolio Fund to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Portfolio Funds may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the stock at the opening of trading on the next business day.

Some or all of the Portfolio Funds may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Portfolio Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes. Some or all of the Portfolio Funds may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to the Portfolio Fund’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Fund. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Portfolio Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive and any cash used as collateral.

To achieve investment returns equivalent to those achieved by a Portfolio Fund in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

Credit Default Swaps. The Portfolio Fund Managers may enter into credit derivative contracts. The typical credit default swap contract requires the seller to pay to the buyer, in the event that a particular reference entity experiences specified credit events, the difference between the notional amount of the contract and the value of a portfolio of securities issued by the reference entity that the buyer delivers to the seller. In return, the buyer agrees to make periodic and/or upfront payments equal to a fixed percentage of the notional amount of the contract. The Portfolio Fund Managers may also purchase or sell credit default swaps on a basket of reference entities or an index.

In circumstances in which the Portfolio Fund Managers do not own the debt securities that are deliverable under a credit default swap, the Portfolio Fund Managers will be exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.” In certain instances of issuer defaults or restructurings, it has been unclear under the standard industry documentation for credit default swaps whether or not a “credit event” triggering the seller’s payment obligation had occurred. In either of these cases, the Portfolio Fund Managers would not be able to realize the full value of the credit default swap upon a default by the reference entity. As a seller of credit default swaps, the Portfolio Fund Managers may incur leveraged exposure to the credit of the reference entity and would be subject to many of the same risks they would incur if they were holding debt securities issued by the reference entity. However, the Portfolio Fund Managers may not have any legal recourse against the reference entity and will not benefit from any collateral securing the reference entity’s debt obligations. In addition, the credit default swap buyer will have broad discretion to select which of the reference entity’s debt obligations to deliver to the Portfolio Fund Managers following a credit event and will likely choose the obligations with the lowest market value in order to maximize the payment obligations of the Portfolio Fund Managers. Given the recent sharp increases in volume of credit derivatives trading in the market, settlement of such contracts may also be delayed beyond the time frame originally anticipated by counterparties. Such delays may adversely impact the Portfolio Fund Managers’ ability to otherwise productively deploy any capital that is committed with respect to such contracts.

Credit default swaps are a relatively new form of financial instrument, but the volume of trading in credit default swaps has grown rapidly in recent years. The size and relative immaturity of the credit default swap market may expose the Fund to large and unexpected risks. During periods of economic stress the credit default swaps market may not function as expected and may experience disruption, illiquidity, counterparty default, extreme volatility or imperfect price discovery.

Insurance and Reinsurance Investments. The Portfolio Funds may invest in a broad spectrum of insurance and reinsurance investments. The investments may include direct investments in insurance and reinsurance companies or investments in insurance related securities (such as catastrophe bonds), index linked swaps and other derivatives, and industry loss warranties. Such investments are generally based on insurance exposure to property and casualty, terrorism, catastrophe, nuclear and aviation losses. Insurance and reinsurance investments are subject to many of the same risks as other equity, debt and derivative instruments. For example, if a Portfolio Fund Manager underestimates the risk that an insured event will occur, the Portfolio Fund may lose its entire investment at once. Additionally, it is impossible to predict when a man-made, natural or weather-related catastrophe event will occur or the magnitude of losses from such an event.

Lending Portfolio Securities. A Portfolio Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. A Portfolio Fund typically will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit. The Portfolio Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities. To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund enters into the commitment, but the Portfolio Fund does not make payment until it receives delivery from the counterparty. After a Portfolio Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund may incur a loss.

General Market Developments. The months of August-October 1998 saw extraordinary events in the markets generally and in the investment fund area specifically. These events included the default by Russia on certain of its debt, a head-long flight to quality (e.g., to U.S. Treasuries) by investors worldwide, extreme volatility in emerging market debt and other credit-sensitive debt, insolvencies of and large losses at numerous investment funds, and the U.S. government-arranged bailout of a prominent investment fund. More recently, in 2006, there were well-publicized losses by hedge funds trading in the natural gas market, in August of 2007 various quantitative investment funds lost significant value in a very short period of time, and in late 2007 and extending through 2009 the credit markets experienced rapid contraction and volatility. Those events led to: well-publicized failures or forced sales of major investment banks and their affiliated brokers and dealers; substantial government involvement in markets; increased regulation of investment funds and other trading restrictions on markets, including emergency rules relating to short sales; banks and dealers decreasing lending to investment funds; and investment funds experiencing large withdrawals and inability to raise new capital.

In addition, on August 5, 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the U.S. from AAA to AA+. Although lawmakers agreed to raise the federal debt ceiling on August 2, 2011, the downgrade reflected Standard & Poor’s view that the fiscal consolidation plan within that agreement was insufficient to stabilize the government’s medium-term debt dynamics. Because of the unprecedented nature of negative credit rating actions with respect to government obligations, the ultimate impact of the downgrade is unpredictable and may not be immediately apparent. However, it can be expected that if the other major credit rating agencies issue downgrades, or if Standard & Poor’s issues further downgrades, the resulting market response would be extreme and possibly adverse to the Fund.

The recent inability of certain E.U. member states to service their sovereign debt obligations also materially impacted global markets in 2011. The continued uncertainty over the outcome of the E.U. governments’ financial support programs and the possibility that other E.U. member states may experience similar financial troubles could further disrupt global markets. In particular, the E.U. sovereign debt crisis has already disrupted global equity markets and resulted in volatile bond yields on the sovereign debt of E.U. members, and those impacts may continue.

The foregoing market developments have had, and could continue to have, material adverse impacts on the U.S. and global financial markets and economic conditions and, in turn, on the Fund’s financial condition and liquidity.

Additional Government or Market Regulation. Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during the past decade have led to increased governmental as well as self regulatory scrutiny of the “hedge fund” and financial services industry in general. Certain legislation proposing greater regulation of the industry, such as the recently enacted Dodd Frank Act, is considered periodically by the U.S. Congress, as well as the governing bodies of non-U.S. jurisdictions. It is impossible to predict what, if any, changes in the regulations applicable to the Fund, the Adviser, the Portfolio Funds, the Portfolio Fund Managers, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such laws or regulations could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of the Shareholders.

Suspensions of Trading. Securities and commodities exchanges typically have the right to suspend or limit trading in any instrument traded on these exchanges. A suspension could render it impossible for a Portfolio Fund Manager or the Fund to liquidate positions and thereby expose the Fund to losses.

Reliance on Corporate Management and Financial Reporting. Certain of the strategies implemented by Portfolio Fund Managers rely on the financial information made available by the issuers in which the Portfolio Fund Managers invest. Neither the Adviser nor the Portfolio Fund Managers have the ability to independently verify the financial information disseminated by these issuers and are dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Recent events have demonstrated the material losses which investors such as the Fund can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Trading Errors. Due to the speed and volume of transactions entered into, as well as possible errors in computer code, software, hardware, and modes of transmission, trades may be executed in error. Many exchanges have adopted “obvious error” rules that prevent the entry and execution of trades more than a specified amount away from the current best bid and offer on the exchange. However, such rules may not be in place on the exchanges where a Portfolio Fund trades, and may not be enforced even if in effect. Moreover, such rules would likely not prevent the entry and execution of a trade entered close to the market but at an erroneous size. Many Portfolio Fund Managers disclaim any liability for trading errors, meaning that the Portfolio Funds in which the Fund invests may enjoy the profits or suffer the losses from any trading errors.

In the event that the Adviser advises as to the sale or retention of a direct investment, the Adviser may on occasion experience errors with respect to such transactions. Such trade errors could result from a variety of situations. If it is determined that a trade error was caused by the Adviser in its capacity as investment adviser to the Fund, the trade error will be brought to the attention of the Adviser’s Chief Compliance Officer and senior management. Once a trade error is detected, the Adviser will correct it in an expeditious manner. The identification of trade errors and the proper method for resolving them in any particular circumstance can be complicated. However, it is the Adviser’s general policy that, absent a violation of the applicable standard of care, all the benefits and burdens of a trade error will be borne by the Fund.

Portfolio Fund Manager Misconduct or Bad Judgment. When the Adviser allocates assets to a Portfolio Fund, the Fund will not have custody of the assets or control over their investment by the Portfolio Fund Manager. A Portfolio Fund Manager could divert or abscond with the assets, fail to follow agreed upon investment strategies, provide false reports of operations or engage in other misconduct. The Portfolio Funds to which the Adviser allocates assets will generally be private and generally will not have registered their securities under federal or state securities laws.

Sole Principal Portfolio Fund Managers. Some of the Portfolio Fund Managers to whom the Fund may allocate capital may consist of only one or a limited number of principals. If the services of any of such principals became unavailable, the Fund might sustain losses.

Use of Credit Facilities. The Fund may utilize credit facilities from time to time for short-term money management purposes. When a credit facility is utilized, the Fund is subject to greater risk of loss than if it were not utilizing a credit facility. Moreover, the Fund incurs additional interest and other expenses with respect to the use of such facilities. Any credit facility provider that permits the Fund to borrow may require a security interest in any Fund assets as collateral for such credit facility and therefore (i) may be permitted to register such assets in the name of the credit facility provider or its nominee rather than in the Fund’s name (subject to limited exceptions) or in the name of the Custodian (as defined below) or its nominee and (ii) may be permitted (subject to the same withdrawal limitations applicable to any investment held in the Fund’s name) to require the withdrawal of any or all of the Fund’s interests in Portfolio Funds held by it directly or indirectly through the Fund’s custodial account at the Custodian as collateral, after default by the Fund pursuant to the agreement with such credit facility provider.

REPURCHASES, MANDATORY REPURCHASES, AND TRANSFERS OF UNITS

Repurchase Offers

As discussed in the Prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Board in its sole discretion in accordance with the provisions of applicable law. Currently the Fund anticipates making quarterly tender offers. In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders or persons holding Shares acquired from Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value as at the latest valuation date of their Shares from the Fund during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for pro-ration may cause some Shareholders to tender larger portions of their Shares for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender.

Mandatory Repurchases

As noted in the Prospectus, the Fund has the right to repurchase Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Such mandatory repurchases may be made if:

●	Shares have been transferred or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder; or

●
ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; or

●
continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; or

●	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

●	it would be in the best interests of the Fund and Shareholders to repurchase Shares.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other circumstances, with the consent of the Fund (which may be withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed application in respect of the proposed transferee. In connection with any request to transfer Shares (or portions thereof), the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $[____]. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer and such fees will be paid by the transferor prior to the transfer being effectuated. If such fees have been incurred by the Fund and have not been paid by the transferor for any reason, including a decision to not transfer the interests, the Fund reserves the right to deduct such expenses from the Shareholder’s account.

Any transferee meeting the Fund’s eligibility requirements that acquires Shares in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder or otherwise, will be entitled to the allocations and distributions allocable to the Shares so acquired and to transfer such Shares in accordance with the terms of the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”), but will not be entitled to the other rights of a Shareholder unless and until such transferee becomes a substituted Shareholder as provided in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Shareholder. Each Shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Shareholder eligibility requirements, the Fund reserves the right to repurchase its Shares. Any transfer of Shares in violation of the Declaration of Trust will not be permitted and will be void.

The Declaration of Trust provides, in part, that each Shareholder has agreed to indemnify and hold harmless the Fund, the Portfolio Fund Managers, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

BOARD OF TRUSTEES

The Board of Trustees of the Fund (the “Board”) provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Trustees of the Board (the “Trustees”) are not required to hold Shares of the Fund. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Adviser (the “Independent Trustees”).

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. The business address of each officer and Trustee is c/o Evanston Capital Management, LLC, 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, is indicated by an asterisk.
[INDEPENDENT TRUSTEE INFORMATION IN REQUIRED TABULAR FORMAT AND ITEM 18 DISCLOSURE ON SPECIFIC QUALIFICATIONS OF EACH BOARD MEMBER TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES.]

NAME AND AGE	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING LAST FIVE YEARS
Scott Zimmerman (37)	Initial Trustee	Since October 2013	Principal and General Counsel of Evanston Capital Management, LLC (investment adviser to the Fund)	1	N/A

Trustees may be removed in accordance with the Declaration of Trust, with or without cause, by, if at a meeting, a vote of a majority of the Shareholders or, if by written consent, a vote of Shareholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders.

Principal Officers Who Are Not Trustees:

NAME AND AGE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Kenneth A. Meister (45)	President and Principal Executive Officer	Since 2013	President (since January 2013) and Chief Operating Officer of Evanston Capital Management, LLC
Ryan Cahill (44)	Treasurer and Principal Financial Officer	Since 2013	Chief Financial Officer of Evanston Capital Management, LLC
Scott Zimmerman (37)	Secretary	Since 2013	General Counsel of Evanston Capital Management, LLC
Melanie Lorenzo (33)	Chief Compliance Officer	Since 2013	Associate General Counsel and Chief Compliance Officer of Evanston Capital Management (since December 2010); Associate at Sidley Austin LLP (from August 2007-November 2010)

Compensation For the Most Recent Fiscal Year; Ownership of Shares

[To be filed by amendment.]

As of the date of this SAI, none of the Trustees owns any of the outstanding Shares of the Fund.

Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of the Adviser. In addition, the Board oversees that processes are in place to assure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

As a registered investment company, the Fund is subject to a number of investment risks (described in the Prospectus and this SAI), as well as financial and compliance risks. The Fund attempts to mitigate these risks through written policies that are approved and overseen by the Board. The Adviser conducts the Fund’s operations and the Board administers an oversight function. The Board oversees the Adviser’s operations and the Fund’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees. Each of these Committees is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding the Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Trustees. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the President of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Adviser. In addition, the President of the Board confers with the CCO, the Trustees, the Adviser and counsel, to discuss risk management issues.

Trustee Qualifications

[To be filed by amendment.]

Committees [To be updated by amendment.]

The Board has an Audit Committee composed of [_____], each an Independent Trustee. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent auditors and the Board. The Chairman of the Audit Committee, [___], is an Independent Trustee and receives an annual retainer of $[____] in connection with serving in such position.

The Board has a Valuation Committee composed of [___] Trustees, [____]. The Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the Fund’s procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Valuation Committee or to the Valuation Committee and the full Board simultaneously). The Chairman of the Valuation Committee, [___], is an Independent Trustee and receives an annual retainer of $[____] in connection with serving in such position. [To be updated by amendment.]

INVESTMENT ADVISORY SERVICES

The Advisory Agreement

Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated as of [____] (the “Advisory Agreement”) the Adviser is responsible for developing, implementing and supervising the Fund’s investment program and in connection therewith regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities.

The Adviser is authorized, subject to the approval of the Board and the Shareholders of the Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to the Fund by its affiliates.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a quarterly fee (the “Management Fee”) computed at the annual rate of [_]% of the aggregate value of its outstanding Shares determined as of the last day of the month (before any repurchases of Shares and prior to the Management Fee then being calculated). Following the initial two-year term, the Advisory Agreement may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on sixty (60) days’ prior written notice: by the Fund’s Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
Other Accounts Managed Table
(As of [____])

	Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Adam B. Blitz
Don Fehrs
Kristen VanGelder
(1) This chart does not include information with respect to the Fund.

Performance-Based Fee Accounts Information Table
(As of [____])

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Adam B. Blitz
Don Fehrs
Kristen VanGelder

Conflicts of Interest. The portfolio managers, in performing their duties with the Adviser, manage accounts other than the Fund. In addition, they may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the portfolio managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets they commit to such investment. There also may be circumstances under which the Adviser purchases or sells an investment for Other Accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Adviser that investment decisions for the Fund and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among clients over time, including the Fund. Therefore, there may be situations where the Adviser does not invest the Fund’s assets in certain Portfolio Funds in which Other Accounts may invest or in which the Fund may otherwise invest.

The Adviser and its affiliates may have interests in Other Accounts they manage that differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them (e.g., may receive higher fees or performance allocations) than the terms on which they manage the Fund. In addition, the Adviser may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which the Fund is subject.

Compensation. Portfolio managers at the Adviser are compensated through a number of different methods. First, a base salary is paid to all of the portfolio managers. Secondly, an objective related bonus is paid annually and reflects the level of achievement the portfolio manager has made regarding the investment activities of the Adviser in respect of its accounts for that period with the overall bonus pool which is based upon the profitability of the Adviser as a whole. There are no other special compensation schemes for the portfolio managers.

FUND EXPENSES

The Fund bears all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

●	all costs and expenses associated with the registration of the Fund under, and compliance with, any applicable Federal or state laws;

●
attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

●	the costs and expenses of holding meetings of the Board and any meetings of Shareholders, including legal costs associated with the preparation and filing of proxy materials;

●
the fees and disbursements of the Fund counsel, legal counsel to the Independent Trustees, if any, independent public accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

●	all costs and expenses associated with the Fund’s repurchase offers;

●	the fees payable to various service providers pursuant to the Fund’s Administration Agreement, Distribution and Servicing Agreements, and other agreements;

●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders;

●	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or its Trustees and Officers;

●	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for these purposes; and

●	such other types of expenses as may be approved from time to time by the Board.

The Fund also bears all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement.

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Fund Managers generally will charge asset-based fees to and receive performance-based fees or allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions, if any, from the Portfolio Funds to the Fund. These expenses, fees, and allocations will be in addition to those incurred by the Fund itself.

CODES OF ETHICS

The Fund and the Adviser have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund’s portfolio transactions. Covered persons include the Trustees and the officers and managers of the Adviser, as well as employees of the Adviser having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statements filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

VOTING OF PROXIES

The Fund invests in Portfolio Funds, and therefore is rarely, if ever, requested to vote the proxies of traditional operating companies. Rather, the Adviser from time to time is requested to vote on behalf of the Fund in its capacity as an investor in the Portfolio Funds. To the extent the Fund receives proxies from the Portfolio Funds, if any, its primary consideration in voting such proxies would be the financial interests of the Fund and its Shareholders. However, the Adviser attempts to consider all aspects of its vote that could affect the Fund including the role a Portfolio Fund plays in the Fund. One of the primary factors the Adviser considers when determining the desirability of investing in a particular Portfolio Fund is the quality and depth of its Portfolio Fund Manager’s management. Accordingly, the Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.

PARTICIPATION IN INVESTMENT OPPORTUNITIES AND OTHER CONFLICTS OF INTEREST

The Adviser has a fiduciary duty to the Fund to exercise good faith and fairness in all dealings involving the Fund and will take account of such duty in dealing with all conflicts of interest. However, the Adviser is not required to devote its full time or any specified portion of its time to the Fund. The Adviser will be subject to significant conflicts of interest in managing the business and affairs of the Fund. The Adviser may organize or become involved in other business ventures in the future. The Fund will not share in the risks or rewards of such other ventures. However, such other ventures will compete with the Fund for the time and attention of the Adviser and might create additional conflicts of interest.

The Adviser employs various investment programs for other accounts some of which are similar to the Fund’s investment program (collectively, the “Adviser Accounts”), including private investment partnerships. While the Adviser will act in a fair and reasonable manner in allocating suitable investment opportunities among Adviser Accounts and the Fund, the Adviser will not be obligated to present any particular investment opportunity to the Fund even if such opportunity is of a character which, if presented to the Fund, could be taken by the Fund, and the Adviser will have the right to take for its own account or for the account of any of the Adviser Accounts, or to recommend to other individuals or entities, any such particular investment opportunity. Further, there can be no assurance that particular investment opportunities allocated to the Adviser Accounts will not outperform investment opportunities allocated to the Fund or that equality of treatment will otherwise be assured.

The Adviser Accounts may place assets under the management of or otherwise procure investment advisory services from any Portfolio Fund Manager directly or indirectly utilized by the Fund. Without limiting the generality of the foregoing, the Adviser Accounts may invest in, or withdraw investments from, a Portfolio Fund in which the Fund is then invested, from which it is then withdrawing its investment, or in which it is not then invested. The Adviser Accounts who so place assets under the management of or otherwise procure investment advisory services from any Portfolio Fund Manager directly or indirectly utilized by the Fund (including a Portfolio Fund Manager in which any such Adviser Accounts has invested) may do so on terms (including fees) and conditions that differ from those applicable to the Fund in connection with its utilization of such Portfolio Fund Manager.

In determining investments in Portfolio Funds by the Fund and the Adviser Accounts, the Adviser will use reasonable efforts to ensure that no advisory client, including the Fund, is treated unfairly over time in relation to the Adviser Accounts in the selection of Portfolio Funds. The Adviser will give due consideration to such factors as it believes distinguish the Fund and the Adviser Accounts, including, but not limited to, investment objectives, prior investments in Portfolio Funds, volatility objectives, liquidity requirements, capitalization, investment capacity, gross exposure parameters, tax or other legal considerations. Because these considerations may differ for the Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Adviser Accounts. Accordingly, the future performance of the Fund and the Adviser Accounts will vary.

The Fund can be expected to have investments which differ from the investments of the Adviser Accounts. In addition, the Adviser may recommend that the Fund purchase or sell an investment that is being sold or purchased, respectively, by another advisory client. No party, including the Adviser and the Portfolio Fund Manager of such investment, will receive any additional compensation specifically as a result of such transaction, and any such transaction will be effected at the investment’s net asset value as calculated and reported by the Portfolio Fund Manager of such investment.

The Adviser may advise certain Adviser Accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Adviser in that the Adviser may have an incentive to allocate the investment opportunities that it believes might be the most profitable to such other accounts instead of allocating them to the Fund. The allocation of such opportunities among the Fund and the Adviser accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable Portfolio Funds, the funds available for allocation at any given time and the investment objectives of the Fund and the Adviser Accounts. Allocation of investment opportunities among the Fund and the Adviser Accounts will be made by the Adviser in its capacity as the manager of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions. The Adviser is not under an obligation to share investment opportunities, ideas or strategies with the Fund. The Adviser may keep any profits, commissions, and fees accruing to them in connection with its activities for themselves and their clients, and the fees or allocations from the Fund will not be reduced thereby.

The Adviser, in trading on behalf of client accounts or its own accounts, may, as permitted by law, make use of information obtained by the Adviser in the course of managing the Fund, including investment ideas derived from interaction with Portfolio Fund Managers directly or indirectly utilized by the Fund. The Adviser has no obligation to the Fund for any profits earned from their use of such information or to compensate the Fund in any respect for their receipt of such information.

Managers, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by managers, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, that are the same as, different from or made at a different time from positions taken for the Fund. The Adviser and its principals, and their family members, may have substantial investments in other funds of hedge funds advised by the Adviser. Those investments may create the incentive for the Adviser or its principals to favor those other funds of hedge funds over the Fund. Any one of those funds of hedge funds may outperform the Fund for a variety of reasons, including because those funds of hedge funds invest with the objective of having higher volatility than the Adviser believes would be appropriate for the Fund, because those funds of hedge funds invest using leverage, because those funds of hedge funds are concentrated in a particular strategy, and for other reasons.

Broker-dealers and their representatives may receive up-front commissions from investors and revenue sharing payments from the Adviser (not the Fund). Thus, they will have a conflict of interest in advising investors as to the purchase of Shares in the Fund. Shareholders may use third-party consultants to recommend investment decisions regarding such investors’ investment portfolios, such as when to subscribe for, or tender their Shares to, the Fund. The Adviser (from its own resources and not the Fund’s) may make payments to these consultants to participate in conferences sponsored by such consultants in order to, among other things, obtain information about industry trends and investor investment needs. The Adviser (from its own resources and not the Fund’s) may also purchase products or services from these consultants. These payments for conferences, products, or services are not paid in connection with any investor’s investment in the Fund.

OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

[________] (the “Distributor”) acts as the distributor of Shares on a best efforts basis.

ADDITIONAL TAX DISCUSSION

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders should consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Funds are consistent with their overall investment plans.

The Fund intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally is not subject to federal income tax on its net investment income and realized capital gains that it distributes to Shareholders. To qualify for treatment as a RIC, the Fund must meet three numerical tests each year.

First, at least 90% of the gross income of a RIC must consist of dividends, interest, payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, at the close of each quarter, (a) at least 50% of the value of a RIC’s total assets must consist of (i) cash and cash items, U.S. government securities, the securities of other RICs and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the RIC’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the RIC controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more qualified publicly traded partnerships.

Third, a RIC must distribute annually at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any.

The Fund intends to comply with these requirements. The Fund will generally satisfy the income and asset requirements through its investment in the Portfolio Funds. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, be disqualified as a RIC. If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. If the Fund were to fail to qualify as a RIC, Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a RIC distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax. With respect to passive foreign investment company (“PFIC”) stock held by the Fund, if a mark-to-market election is in effect, the Fund must calculate this excise tax distribution as if the Fund had a taxable year ending on October 31. With respect to all other ordinary taxable income, the Fund must calculate the distribution based on the calendar year.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. Such distributions are taxable whether they are received in cash or reinvested in Fund Shares pursuant to the dividend reinvestment plan. The Fund expects that its distributions attributable to the Portfolio Funds will generally be taxable to Shareholders at ordinary income rates. Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a Shareholder as long-term capital gains, regardless of how long the Shareholder has held Fund Shares. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax basis in their Shares and any such amount in excess of their basis will be treated as gain from the sale of Shares, as discussed below.

The Fund does not currently expect that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that its distributions to Shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains. Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

Dividends and distributions on the Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to Shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

A Shareholder should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual Shareholders.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Dividends and capital gain distributions from the Fund will constitute investment income of the type subject to this tax.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund. By contrast, if a non-U.S. Shareholder invested directly in the non-U.S. Portfolio Funds in which the Fund will invest, distributions that the non-U.S. investor received from such Portfolio Funds would generally not be subject to U.S. withholding tax. Accordingly, the Fund will generally not be an appropriate investment for non-U.S. investors. Each non-U.S. Shareholder must provide documentation to the Fund certifying the Shareholder’s non-United States status.

Under recent legislation known as FATCA, for Shareholders that are considered “foreign financial institutions” as well as certain other non-U.S. entities, a new 30% withholding tax will be imposed on distributions paid beginning July 1, 2014, and proceeds of repurchases and sales of Shares after December 31, 2016, unless such Shareholders enter into information sharing agreements with the Internal Revenue Service with respect to the Shareholders' direct and indirect owners who are United States persons or otherwise demonstrate their compliance with or exemption from FATCA. A non-U.S. entity will need to enter into such an agreement with the Internal Revenue Service or otherwise demonstrate compliance with or exemption from FATCA by April 25, 2014 to insure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity investing in the Fund will need to provide the Fund with documentation properly certifying such entity's status under FATCA (currently proposed as Form W-8BEN-E) in order to avoid the FATCA withholding tax. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.

The Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year.

Gain from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, under some circumstances if a Shareholder does not tender all of his, her or its Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of Shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in the Shares sold and the sale proceeds. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

Any loss realized upon the sale or exchange of Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such Shares. In addition, all or a portion of a loss realized on a sale or other disposition of Shares may be disallowed under “wash sale” rules to the extent the Shareholder acquires other Shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares. Any disallowed loss will result in an adjustment to the Shareholder’s tax basis in some or all of the other Shares acquired.

Sales charges paid upon a purchase of Shares cannot be taken into account for purposes of determining gain or loss on a sale of the Shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the Shareholder’s tax basis in some or all of any other Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

Investments in Passive Foreign Investment Companies

The Fund intends to acquire interests in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Fund intends to elect to “mark-to-market” all Shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC Shares as of the close of the taxable year (subject to adjustments for reductions in the value of PFIC stock that occurs after October 31 of such taxable year and for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC Shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or one of the following eight taxable years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distribution from the Fund to the Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s Shareholders) in excess of the distributions that it receives from PFICs. Accordingly, the Fund may need to borrow money or to dispose of its interests in Portfolio Funds in order to make the required distributions.

If the Fund does not make the “mark-to-market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. The Fund’s pro rata share of net capital gain of a PFIC for which a QEF election is made will constitute long-term capital gain to the Fund, and the Fund’s pro rata share of the “ordinary earnings” of the PFIC – i.e., the excess of the PFIC’s total earnings and profits over its net capital gains – will constitute ordinary income to the Fund. In certain circumstances the Fund will be entitled to claim a credit for foreign taxes paid by the PFIC with respect to the earnings included in income to the Fund. When the shareholder receives a distribution of the PFIC’s earnings and profits that were previously included in the taxable income of any U.S. person, the distribution will not constitute a taxable dividend. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the Shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to the Fund’s Shareholders.

Certain Withholding Taxes

The Fund may be subject to foreign withholding taxes on income or gains attributable to Portfolio Funds located in foreign countries, and the Portfolio Funds may be subject to taxes, including withholding taxes, attributable to investments of the Portfolio Funds. U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Service and furnish to Shareholders the cost basis information and holding period for Fund Shares purchased after December 31, 2011, and repurchased by the Fund on or after that date. The Fund will permit Shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use average cost as its default cost basis method. The cost basis method a Shareholder elects may not be changed with respect to a repurchase of Shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the Fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects - Unrelated Business Taxable Income” and “-- Certain Issues Pertaining to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser is not a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Shareholders should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

Each Portfolio Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund, it is expected that each Portfolio Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Portfolio Fund Manager generally will seek reasonably competitive commission rates, a Portfolio Fund Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Fund Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, a Portfolio Fund Manager may place orders for a Portfolio Fund with brokers that provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Managers or their affiliates in providing services to clients other than the Portfolio Funds. In addition, not all of the supplemental information is necessarily used by a Portfolio Fund Manager in connection with the Portfolio Fund it manages. Conversely, the information provided to a Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager or its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to the Portfolio Fund.

In selecting brokers and dealers to execute any options transactions for hedging on behalf of the Fund, the Adviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size, difficulty of execution and operational facilities of a brokerage firm, and the scope and quality of brokerage services provided. Although the Adviser will generally seek reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission available on each transaction. The Fund will typically have no obligation to deal with any broker or group of brokers in executing transactions. It is not expected that the Fund’s brokerage in this regard would generate credits with brokers relating to the provision to the Fund by such brokers of research or other services.

VALUATION OF ASSETS

In general, as described in the Prospectus in “Calculation of Net Asset Value,” the Fund will, in computing its Share net asset value, value its interest in a Portfolio Fund at the net asset value provided to the Fund by the Portfolio Fund Managers of such Portfolio Funds, or such Portfolio Funds’ administrators. The Fund will calculate its net asset value as of the close of business on the last day of each month and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

The Board has approved procedures pursuant to which the Fund values its investments in Portfolio Funds at fair value. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In accordance with these procedures, fair value of an interest in a Portfolio Fund ordinarily is the value of such interest determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported by the Portfolio Fund or its administrator at the time of each valuation to the Fund. In certain circumstances, the Fund may not have a Portfolio Fund’s reported valuation as of a particular month end — for example, in the unlikely event that a Portfolio Fund does not report a month end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of such Portfolio Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Portfolio Fund. The Board has determined that any values of interests in Portfolio Funds reported as “estimated” or “final” values, using the nomenclature of the hedge fund industry, will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Before investing in a Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. As a general matter, such review will include a determination whether the Portfolio Fund will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Fund Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuation calculations provided by such Portfolio Fund Managers.

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund. Although redemptions of investments in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders that will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in the investment in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of any known relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.

The valuations reported by the Portfolio Fund Managers, upon which the Fund calculates its month end net asset values, may be subject to later adjustment, based on information reasonably available at that time. Other adjustments may occur from time to time.

Certain Portfolio Funds in which the Fund invests may hold a limited portion of their portfolio investments in one or more specially-designated accounts (“Side Pockets”). Side Pockets are generally utilized to hold illiquid investments, the market values of which are not readily ascertainable. In addition, an investor in a Portfolio Fund which holds such investments in Side Pockets, including the Fund, is generally not able to redeem the portion of its interest in the Portfolio Fund that is attributable to the Side Pocket. The valuation of Side Pockets involves estimates, uncertainties and judgments, and if such valuations prove to be inaccurate or delayed, the net asset value of the Fund, may be overstated or understated. Because purchases and repurchases of the Fund are based on the Fund’s net asset value, any such overstatement or understatement may adversely affect incoming or redeeming Shareholders or remaining Shareholders.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the generally accepted accounting principles and the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board is responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund generally values such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities are valued at their last sales prices as reported on the principle exchanges on which they are traded. If no sales prices are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Securities traded on a foreign securities exchange generally are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company are valued at the investment company’s net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities or as reported by the exchange with the highest volume on the last day a trade was reported. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Debt securities (other than convertible debt securities) are valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser and approved by the Board, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board periodically monitors the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of sixty (60) days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value. In determining the amount of the Fund’s liabilities for purposes of determining net asset value, the Adviser may estimate expenses that are incurred on a regular or recurring basis over yearly or other periods and treat the amount of any such estimate as accruing in equal proportions over such period.

Situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser, or Portfolio Fund Managers should prove incorrect. Also, Portfolio Fund Managers may only provide determinations of the net asset value of Portfolio Funds on a monthly basis, in which event it may not possible to determine the net asset value of the Fund more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

[_____] serves as the independent auditors of the Fund. Its principal business address is [_____].

K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2950, acts as counsel to the Fund.

CUSTODIAN

[_____] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. The Custodian’s principal business address is [_____].

COMPLIANCE CONSULTANT

[_____] (the “Compliance Consultant”) serves as a compliance consultant to the Fund. The Compliance Consultant’s principal business address is [_____].

ADDITIONAL INFORMATION AND SUMMARY OF THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Declaration of Trust. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this SAI or the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Liability; Indemnification

Under Delaware law and the Declaration of Trust, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of the value of such Shareholder’s Shares. The Declaration of Trust provides that the Trustees and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder by reason of any change in the federal or state income tax laws applicable to the Fund or its Shareholders. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Amendment

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Trustees (including a majority of the Independent Trustees, if required by the 1940 Act). Shareholders have the right to vote on any amendment: (i) affecting their right to vote granted under the Declaration of Trust; (ii) to the Declaration of Trust’s amendment provision; (iii) for which such vote is required by law; and (iv) submitted to them by the Trustees.

Term, Dissolution and Liquidation

The Fund may be dissolved upon the affirmative vote of a majority of the Trustees without Shareholder approval, unless such approval is required by the 1940 Act. In doing so, the Trustees may: (i) sell the Fund’s assets to another entity in exchange for interests in the acquiring entity; or (ii) sell all of the Fund’s assets for cash. Following such liquidation, and after payments to creditors and payment of any Fund expenses, the Fund’s Shareholders are entitled to receive the proceeds of such sale, distributed in proportion to the number of Shares held by each Shareholder. Upon termination of the Fund, the Fund will file a certificate terminating its existence as a Delaware statutory trust.

FISCAL YEAR

The fiscal year of the Fund ends on March 31 and the tax year of the Fund ends on October 31.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Shareholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance. The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria, and other information related to the portfolio’s performance. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS

The Fund will issue financial statements on an annual and semi-annual basis, prepared in accordance with generally accepted accounting principles.

PART C -- OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements:
Included in Part A:
Not Applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm.*
Statement of Assets and Liabilities.*
Notes to Financial Statements.*

(2) Exhibits:

(a)(i) Certificate of Trust dated October 16, 2013, is filed herewith.

(ii) Declaration of Trust, dated October 16, 2013 is filed herewith.

(b) Not applicable.

(c) Not applicable.

(d) Refer to Exhibit (a)(ii).

(e) Dividend Reinvestment Plan, dated _________, 2013.*

(f) Not applicable.

(g) Investment Management Agreement, dated _________, 2013.*

(h) Distributor’s Agreement, dated _______, 2013.*

(i) Not applicable.

(j) Custody Agreement, dated _________, 2013.*

(k)(i) Administration Agreement, dated ________, 2013 *

(ii) Expense Limitation Agreement, dated ________, 2013.*

(iii) Servicing Agreement, dated ______, 2013.*

* To be filed by amendment.

(l) Opinion and Consent of K&L Gates LLP, dated ______, 2013.*

(m) Not applicable.

(n) Consent of Independent Registered Public Accounting Firm, dated ________, 2013.*

(o) Not applicable.

(p) Letter Agreement with Evanston Capital Management, LLC dated ________, 2013.*

(q) Not applicable.

(r) Code of Ethics dated ________, 2013.*

(s) Power of Attorney*

ITEM 26. MARKETING ARRANGEMENTS

Distribution Agreements are filed as exhibit (h).

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees	$	[ ]
Financial Industry Regulatory Authority fees		[ ]
Legal Fees		[ ]
Accounting Fees		[ ]

Total	$	[ ]

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of October 22, 2013, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares, par value $0.001	0

ITEM 30. INDEMNIFICATION

The Registrant's Agreement and Declaration of Trust, filed herewith and incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Distribution Agreement, to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Investment Management Agreement to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of the Adviser and its personnel under certain circumstances.

Registrant's Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; and (ii) the Form ADV of Evanston Capital Management, LLC (the “Adviser”) (File No. 801-61115) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, [______________], or the administrator, [______________], with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the Adviser. Offices of the Adviser are located at 1560 Sherman Avenue, Suite 960, Evanston, Illinois 60201 and the Adviser’s telephone number is (847) 328-4961. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Evanston, and State of Illinois, on the 22nd day of October, 2013.

EVANSTON ALTERNATIVE OPPORTUNITIES FUND

/s/ Scott Zimmerman
Scott Zimmerman,
Initial Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Kenneth A. Meister
Kenneth A. Meister	President and Principal Executive Officer	October 22, 2013

/s/ Ryan Cahill
Ryan Cahill	Treasurer and Principal Financial Officer	October 22, 2013

/s/ Scott Zimmerman
Scott Zimmerman	Initial Trustee	October 22, 2013

Exhibit List

(a)(i)	Certificate of Trust
(a)(ii)	Declaration of Trust